UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02145

LORD ABBETT BOND-DEBENTURE FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2018

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett
Bond Debenture Fund

For the fiscal year ended December 31, 2018

Important Information on Paperless Delivery

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, investment advisor or bank. Instead, the reports will be made available on Lord Abbett’s website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing into your Lord Abbett online account at lordabbett.com and selecting “Log In.” For further information, you may also contact the Fund at (800) 821-5129. Shareholders who hold accounts through a financial intermediary should contact them directly.

You may elect to receive all future reports in paper free of charge by contacting the Fund at (800) 821-5129. Your election to receive reports in paper will apply to all funds held with Lord Abbett. If your fund shares are held through a financial intermediary please contact them directly. Your election applies to all funds held with that intermediary.

Table of Contents

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

46	Statement of Assets and Liabilities

48	Statement of Operations

49	Statements of Changes in Net Assets

50	Financial Highlights

54	Notes to Financial Statements

71	Report of Independent Registered Public Accounting Firm

72	Supplemental Information to Shareholders

Lord Abbett Bond Debenture Fund
Annual Report

For the fiscal year ended December 31, 2018

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Bond Debenture Fund for the fiscal year ended December 31, 2018. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg
Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2018, the Fund returned -3.79%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index,1 which returned 0.01% over the same period.

During the period, there were several market-moving events. In June 2018, the White House announced its intent to impose additional tariffs on $200 billion worth of Chinese goods, on top of the $50 billion previously announced. The aggressive U.S. trade posture continued into September with trade tensions mounting between the U.S. and China. While the impact has yet to fully be realized, many corporations anticipate that the retaliatory tariffs will weigh on profits. In 2018, the Fed raised its target for short-term interest rates by 0.25% at each of its March, June, September and December meetings, raising the target range to 2.25%-2.50%. As the Fed continued to raise rates, the U.S. Treasury yield curve flattened throughout the year. The yield on 10-year U.S. Treasury securities (“Treasuries”) reached multi-year highs in November, and pulled back in December as risk averse sentiment roiled the markets and investors to flocked to safety. Amid rising concerns surrounding escalating trade tensions, slowing global growth, and increasing interest rates, the Nasdaq experienced the largest monthly drop since 2008 in October 2018. US equity markets were volatile to finish out the year, with the S&P 500® Index2 suffering the largest December decline since the Great Depression, culminating in the worst year since the financial crisis. Additionally, leveraged credit segments of the market experienced a sharp sell-off, notably in December, due to concerns over slower growth, falling oil prices, year-end technical pressures and general risk averse sentiment. Despite the sell-off, the U.S. economy continued to expand by more than 2% during each quarter of the trailing 12-month period, with domestic GDP growth ranging between 2.2% to 4.2% from the third quarter of 2017 to the third quarter of 2018. The 4.2% GDP growth in the second quarter marked the strongest growth rate since the third quarter of 2014. Inflation, as measured by the Consumer Price Index (CPI), gained 1.9%, a decline of 0.1% year-over-year, mainly driven lower by falling energy prices. Oil prices suffered sharp declines due to oversupply concerns.

During the 12-month period the leveraged credit sectors of the U.S. fixed income market, including high yield bonds and loans, experienced mixed returns, with high yield bonds underperforming and bank loans outperforming investment grade bonds. High yield credit spreads widened during the period, most notably in December, as the fourth quarter risk averse sentiment took a toll on risk assets. Returns within the high yield market were driven lower primarily by the lower-rated issues, as ‘CCC’ rated bonds underperformed higher-rated issues over the 12-month period.

As it has in the past, the Fund maintained a significant allocation to high yield bonds, as we remained positive on the high yield market from a fundamental perspective. The Fund’s exposure to high yield bonds detracted from relative performance, as the high yield market significantly underperformed investment grade bonds, as represented by the Fund’s benchmark the Bloomberg Barclays US Aggregate Bond Index1.

The Fund maintained an allocation to equities throughout the period, which also detracted from relative performance, as the asset class came under pressure during the year, most notably in the fourth quarter, as general risk averse sentiment caused a broad-based sell-off.

The Fund’s modest allocation to bank loans contributed to relative performance during the period. Despite volatility late in the year, the asset class performed relatively well in relation to other risk assets.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1     The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.

2     The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2018. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index and the ICE BofA Merrill Lynch U.S. High Yield Constrained Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended December 31, 2018

	1 Year	5 Years	10 Years	Life of Class
Class A3	–5.95%	3.45%	8.66%	–
Class C4	–5.28%	3.28%	8.23%	–
Class F5	–3.83%	4.00%	9.10%	–
Class F3[6]	–3.57%	–	–	1.56%
Class I5	–3.77%	4.10%	9.21%	–
Class P5	–4.00%	3.85%	8.88%	–
Class R2[5]	–4.17%	3.52%	8.59%	–
Class R3[5]	–4.21%	3.60%	8.69%	–
Class R4[7]	–3.83%	–	–	3.41%
Class R5[7]	–3.63%	–	–	3.66%
Class R6[7]	–3.56%	–	–	3.74%

1     Reflects the deduction of the maximum initial sales charge of 2.25%.

2     Performance of each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3     Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2018 is calculated using the SEC-required uniform method to compute such return.

4     The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5     Performance is at net asset value.

6     Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7     Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 through December 31, 2018).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/18 – 12/31/18” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

See Notes to Financial Statements.	5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/18	12/31/18	7/1/18 – 12/31/18
Class A
Actual	$1,000.00	$973.50	$3.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08
Class C
Actual	$1,000.00	$969.20	$7.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.95	$7.32
Class F
Actual	$1,000.00	$972.60	$3.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57
Class F3
Actual	$1,000.00	$973.30	$2.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.58	$2.65
Class I
Actual	$1,000.00	$972.90	$2.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.18	$3.06
Class P
Actual	$1,000.00	$970.90	$4.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$4.84
Class R2
Actual	$1,000.00	$970.30	$5.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11
Class R3
Actual	$1,000.00	$970.70	$5.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60
Class R4
Actual	$1,000.00	$972.00	$4.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33
Class R5
Actual	$1,000.00	$973.00	$2.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.18	$3.06
Class R6
Actual	$1,000.00	$973.30	$2.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.58	$2.65

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.80% for Class A, 1.44% for Class C, 0.70% for Class F, 0.52% for Class F3, 0.60% for Class I, 0.95% for Class P, 1.20% for Class R2, 1.10% for Class R3, 0.85% for Class R4, 0.60% for Class R5 and 0.52% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

6	See Notes to Financial Statements.

Portfolio Holdings Presented by Sector

December 31, 2018

Sector*	%**
Asset Backed	1.23%
Automotive	1.05%
Banking	4.38%
Basic Industry	5.12%
Capital Goods	3.01%
Consumer Goods	5.03%
Energy	7.80%
Financial Services	3.64%
Foreign Government	6.50%
Healthcare	8.59%
Insurance	1.94%
Leisure	3.67%
Media	4.04%
Municipal	3.54%
Real Estate	1.18%
Retail	7.69%
Services	3.08%
Technology & Electronics	5.64%
Telecommunications	4.33%
Transportation	3.04%
U.S. Government	10.13%
Utility	5.21%
Repurchase Agreement	0.16%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

See Notes to Financial Statements.	7

Schedule of Investments

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 108.56%

ASSET-BACKED SECURITIES 2.68%

Automobiles 0.17%
ACC Trust 2018-1 B†	4.82%		5/20/2021	$6,637	$6,656,851
ACC Trust 2018-1 C†	6.81%		2/21/2023	5,140	5,160,437
TCF Auto Receivables Owner Trust 2016-1A B†	2.32%		6/15/2022	8,695	8,556,775
Westlake Automobile Receivables Trust 2016-3A B†	2.07%		12/15/2021	416	416,128
Total					20,790,191

Other 2.51%
ALM XIX Ltd. 2016-19A C†	6.786% (3 Mo. LIBOR + 4.35%	)#	7/15/2028	4,038	4,045,420
AMMC CLO 15 Ltd. 2014-15A DRR†	5.727% (3 Mo. LIBOR + 3.40%	)#	1/15/2032	2,514	2,454,889
AMMC CLO XII Ltd. 2013-12A DR†	5.318% (3 Mo. LIBOR + 2.70%	)#	11/10/2030	3,859	3,515,593
Anchorage Capital CLO 9 Ltd. 2016-9A D†	6.436% (3 Mo. LIBOR + 4.00%	)#	1/15/2029	9,600	9,469,286
Ascentium Equipment Receivables Trust 2016-2A B†	2.50%		9/12/2022	3,705	3,684,796
Atrium XV-15A D†	5.776% (3 Mo. LIBOR + 3.00%	)#	1/23/2031	7,286	6,802,358
Battalion CLO VII Ltd. 2014-7A CRR†	5.379% (3 Mo. LIBOR + 2.93%	)#	7/17/2028	1,831	1,778,711
BlueMountain CLO XXIII Ltd. 2018-23A D†	5.365% (3 Mo. LIBOR + 2.90%	)#	10/20/2031	4,348	4,076,922
Cedar Funding VI CLO Ltd. 2016-6A BR†	4.069% (3 Mo. LIBOR + 1.60%	)#	10/20/2028	2,600	2,536,483
Cedar Funding VI CLO Ltd. 2016-6A DR†	5.469% (3 Mo. LIBOR + 3.00%	)#	10/20/2028	7,699	7,211,757
Cent CLO 21 Ltd. 2014-21A CR2†	5.709% (3 Mo. LIBOR + 3.20%	)#	7/27/2030	4,936	4,605,472
Conn’s Receivables Funding LLC 2017-B C†	5.95%		11/15/2022	23,832	24,214,084
Galaxy XXI CLO Ltd. 2015-21A AR†	3.489% (3 Mo. LIBOR + 1.02%	)#	4/20/2031	5,311	5,241,542
Halcyon Loan Advisors Funding Ltd. 2015-2A CR†	4.64% (3 Mo. LIBOR + 2.15%	)#	7/25/2027	5,476	5,312,989
Harbor Park CLO 18-1 Ltd. 2018-1A D†	5.739% (3 Mo. LIBOR + 2.90%	)#	1/20/2031	4,560	4,221,251
Hardee’s Funding LLC 2018-1A A2II†	4.959%		6/20/2048	38,186	38,938,565
Jamestown CLO VII Ltd. 2015-7A BR†	4.14% (3 Mo. LIBOR + 1.65%	)#	7/25/2027	12,548	11,893,323
KKR CLO 15 Ltd-15 DR†	5.592% (3 Mo. LIBOR + 3.15%	)#	1/18/2032	2,736	2,615,473

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Madison Park Funding XIV Ltd. 2014-14A DRR†	5.419% (3 Mo. LIBOR + 2.95%	)#	10/22/2030	$3,923	$3,693,748
Mariner CLO 2015-1 LLC 2015-1A DR†	6.119% (3 Mo. LIBOR + 3.65%	)#	4/20/2029	2,277	2,218,896
Mariner CLO LLC 2017-4A D†	5.558% (3 Mo. LIBOR + 3.05%	)#	10/26/2029	6,254	5,912,035
Mountain View CLO X Ltd. 2015-10A BR†	3.786% (3 Mo. LIBOR + 1.35%	)#	10/13/2027	13,725	13,430,516
Octagon Investment Partners 39 Ltd. 2018-3A D†	5.415% (3 Mo. LIBOR + 2.95%	)#	10/20/2030	$3,789	$3,566,070
Palmer Square Loan Funding Ltd. 2018-1A A1†	3.036% (3 Mo. LIBOR + .60%	)#	4/15/2026	25,600	25,445,768
Palmer Square Loan Funding Ltd. 2018-1A A2†	3.486% (3 Mo. LIBOR + 1.05%	)#	4/15/2026	9,660	9,250,845
Palmer Square Loan Funding Ltd. 2018-1A B†	3.836% (3 Mo. LIBOR + 1.40%	)#	4/15/2026	5,069	4,745,568
Planet Fitness Master Issuer LLC 2018-1A A2I†	4.262%		9/5/2048	17,994	18,111,901
Planet Fitness Master Issuer LLC 2018-1A A2II†	4.666%		9/5/2048	22,493	22,821,515
Regatta VI Funding Ltd. 2016-1A DR†	5.169% (3 Mo. LIBOR + 2.70%	)#	7/20/2028	2,216	2,086,252
Sound Point CLO XI Ltd. 2016-1A DR†	5.408% (3 Mo. LIBOR + 2.95%	)#	7/20/2028	6,840	6,684,850
THL Credit Wind River CLO Ltd. 2018-3A D†	5.776% (3 Mo. LIBOR + 2.95%	)#	1/20/2031	7,164	6,658,883
Voya CLO Ltd. 2016-2A C†	6.70% (3 Mo. LIBOR + 4.25%	)#	7/19/2028	5,250	5,251,807
West CLO Ltd. 2014-2A BR†	4.186% (3 Mo. LIBOR + 1.75%	)#	1/16/2027	4,541	4,420,961
Westcott Park CLO Ltd. 2016-1A D†	6.819% (3 Mo. LIBOR + 4.35%	)#	7/20/2028	8,150	8,161,774
Wingstop Funding LLC 2018-1 A2†	4.97%		12/5/2048	19,747	20,218,953
Total					305,299,256
Total Asset-Backed Securities (cost $330,207,336)					326,089,447

				Shares (000)
COMMON STOCKS 9.37%

Aerospace/Defense 0.11%
HEICO Corp.				170	13,197,633

Air Transportation 0.26%
Alaska Air Group, Inc.				318	19,346,527
Spirit Airlines, Inc.*				217	12,581,672
Total					31,928,199

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2018

Investments	Shares (000)		Fair Value
Auto Parts & Equipment 0.13%
Chassix Holdings, Inc.		607	$15,176,425

Banking 0.35%
American Express Co.		249	23,735,442
Western Alliance Bancorp*		478	18,863,544
Total			42,598,986

Beverages 0.10%
Pernod Ricard SA(a)	EUR	77	12,577,204

Building & Construction 0.10%
PulteGroup, Inc.		478	12,427,898

Building Materials 0.21%
RPM International, Inc.		210	12,347,091
Vulcan Materials Co.		134	13,252,143
Total			25,599,234

Chemicals 0.10%
Ecolab, Inc.		85	12,473,030

Discount Stores 0.12%
Amazon.com, Inc.*		10	14,893,535

Diversified Capital Goods 0.11%
Dover Corp.		183	13,015,423

Electric: Generation 0.10%
AES Corp.		878	12,691,976

Electric: Integrated 0.52%
Ameren Corp.		276	18,007,263
Eneva SA*(a)	BRL	33	117,832
OGE Energy Corp.		628	24,598,309
Portland General Electric Co.		438	20,073,267
Total			62,796,671

Electronics 0.17%
Zebra Technologies Corp. Class A*		128	20,398,955

Energy: Exploration & Production 0.17%
Chaparral Energy, Inc. Class A*		541	2,662,350
MEG Energy Corp.*(a)	CAD	3,213	18,143,050
Templar Energy LLC Class A Units		417	260,514
Total			21,065,914

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Shares (000)		Fair Value
Food & Drug Retailers 0.16%
Kroger Co. (The)		688	$18,926,298

Food: Wholesale 0.35%
Lamb Weston Holdings, Inc.		257	18,940,155
McCormick & Co., Inc.		172	24,006,647
Total			42,946,802

Gas Distribution 0.15%
Dommo Energia SA*(a)	BRL	3,526	757,898
ONE Gas, Inc.		226	18,024,385
Total			18,782,283

Health Facilities 0.25%
HCA Healthcare, Inc.		242	30,108,189

Health Services 0.10%
PRA Health Sciences, Inc.*		132	12,162,446

Insurance Brokerage 0.16%
Aon plc (United Kingdom)(b)		133	19,361,807

Investments & Miscellaneous Financial Services 0.69%
Arthur J Gallagher & Co.		342	25,170,466
BlackRock, Inc.		33	13,002,342
CME Group, Inc.		110	20,738,349
FactSet Research Systems, Inc.		65	12,954,215
Thomson Reuters Corp. (Canada)(b)		259	12,515,623
Total			84,380,995

Machinery 0.11%
Roper Technologies, Inc.		48	12,766,841

Media: Content 0.13%
AMC Networks, Inc. Class A*		242	13,304,613
ION Media Networks, Inc.		4	2,651,730	(c)
Total			15,956,343

Media: Diversified 0.16%
Walt Disney Co. (The)		182	20,003,450

Medical Products 0.16%
Edwards Lifesciences Corp.*		127	19,404,035

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2018

Investments	Shares (000)		Fair Value
Packaging 0.20%
AptarGroup, Inc.		265	$24,888,288

Personal & Household Products 0.33%
Church & Dwight Co., Inc.		226	14,849,200
Gibson Brands, Inc.		105	10,527,700	(d)
Procter & Gamble Co. (The)		139	12,811,809
Remington Outdoor Co., Inc.*		164	1,596,543
Total			39,785,252

Pharmaceuticals 0.36%
Amgen, Inc.		67	12,998,700
Canopy Growth Corp.*(a)	CAD	409	10,974,204
Eli Lilly & Co.		166	19,196,212
Total			43,169,116

Real Estate Investment Trusts 0.26%
Americold Realty Trust		733	18,713,158
Medical Properties Trust, Inc.		829	13,337,427
Total			32,050,585

Restaurants 0.40%
Shake Shack, Inc. Class A*		663	30,122,272
Texas Roadhouse, Inc.		320	19,079,463
Total			49,201,735

Software/Services 0.77%
Atlassian Corp. plc Class A (Australia)*(b)		388	34,514,363
MongoDB, Inc.*		172	14,363,252
Tableau Software, Inc. Class A*		164	19,735,800
Trade Desk, Inc. (The) Class A*		211	24,481,929
Total			93,095,344

Specialty Retail 1.19%
Claires Holdings LLC		15	12,700,162
Columbia Sportswear Co.		302	25,415,194
Deckers Outdoor Corp.*		256	32,737,415
Etsy, Inc.*		316	15,053,003
Lululemon Athletica, Inc. (Canada)*(b)		160	19,398,011
NIKE, Inc. Class B		358	26,574,000
Ollie’s Bargain Outlet Holdings, Inc.*		191	12,688,179
Total			144,565,964

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments				Shares (000)	Fair Value
Support: Services 0.26%
Bright Horizons Family Solutions, Inc.*				174	$19,359,534
TripAdvisor, Inc.*				234	12,605,778
Total					31,965,312

Technology Hardware & Equipment 0.11%
Cisco Systems, Inc.				298	12,924,689

Telecommunications: Wireless 0.25%
American Tower Corp.				196	30,955,094

Theaters & Entertainment 0.27%
Live Nation Entertainment, Inc.*				396	19,515,460
Tencent Music Entertainment Group ADR*				989	13,072,624
Total					32,588,084
Total Common Stocks (cost $1,207,813,193)					1,140,830,035

	Interest Rate		Maturity Date	Principal Amount (000)
CONVERTIBLE BONDS 0.49%

Automakers 0.16%
Tesla, Inc.	1.25%		3/1/2021	$17,223	19,389,843

Software/Services 0.33%
Twilio, Inc.†	0.25%		6/1/2023	14,414	20,612,467
Weibo Corp. (China)†(b)	1.25%		11/15/2022	21,409	19,559,904
Total					40,172,371
Total Convertible Bonds (cost $59,167,563)					59,562,214

FLOATING RATE LOANS(e) 6.61%

Air Transportation 0.21%
American Airlines, Inc. 2018 Replacement Term Loan	4.256% (1 Mo. LIBOR + 1.75%	)	6/27/2025	27,044	25,421,360

Department Stores 0.25%
Belk, Inc. 1st Lien Closing Date Term Loan	7.365% (3 Mo. LIBOR + 4.75%	)	12/12/2022	15,577	12,638,984
Neiman Marcus Group Ltd LLC Other Term Loan	5.63% (3 Mo. LIBOR + 3.25%	)	10/25/2020	21,160	17,953,060
Total					30,592,044

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Diversified Capital Goods 0.07%
Graftech International Ltd. Initial Term Loan	6.022% (1 Mo. LIBOR + 3.50%	)	2/12/2025	$8,550	$8,111,344	(f)

Electric: Generation 0.71%
Astoria Energy LLC Advance Term Loan B	6.53% (3 Mo. LIBOR + 4.00%	)	12/24/2021	16,262	16,021,926
Frontera Generation Holdings LLC Initial Term Loan	6.629% (3 Mo. LIBOR + 4.25%	)	5/2/2025	13,281	12,816,085
Helix Gen Funding, LLC Term Loan	–	(g)	6/3/2024	2,762	2,592,756
Lightstone Holdco LLC Refinancing Term Loan B	6.272% (3 Mo. LIBOR + 3.75%	)	1/30/2024	23,196	22,017,017
Lightstone Holdco LLC Refinancing Term Loan C	6.272% (3 Mo. LIBOR + 3.75%	)	1/30/2024	1,246	1,182,519
Longview Power, LLC Advance Term Loan B	–	(g)	4/13/2021	2,247	1,904,484
Moxie Patriot LLC Construction Advances Term Loan B1	8.553% (3 Mo. LIBOR + 5.75%	)	12/19/2020	2,355	2,311,223
Moxie Patriot LLC Construction Advances Term Loan B2	8.553% (3 Mo. LIBOR + 5.75%	)	12/19/2020	12,621	12,384,578
Edgewater Generation, L.L.C. Term Loan	6.272% (3 Mo. LIBOR + 3.75%	)	12/13/2025	15,043	14,760,944
Total					85,991,532

Electronics 0.13%
EXC Holdings III Corp. 1st Lien Initial Dollar Term Loan	6.303% (3 Mo. LIBOR + 3.50%	)	12/2/2024	15,841	15,326,361

Food: Wholesale 0.39%
H-Food Holdings, LLC Initial Term Loan	6.21% (3 Mo. LIBOR + 3.69%	)	5/23/2025	13,197	12,695,223
Post Holdings, Inc. Incremental Term Loan	–	(g)	5/24/2024	36,053	34,836,211
Total					47,531,434

Gaming 0.42%
MGM Growth Properties Operating Partnership LP Term Loan B	–	(g)	3/21/2025	26,975	25,924,668
VICI Properties 1 LLC Term Loan B	–	(g)	12/20/2024	27,044	25,915,859
Total					51,840,527

Gas Distribution 0.11%
NorthRiver Midstream Finance LP Initial Term Loan B (Canada)	5.646% (3 Mo. LIBOR + 3.25%	)	10/1/2025	13,700	13,408,886

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Health Services 0.21%
Regionalcare Hospital Partners Holdings, Inc. 1st Lien Term Loan B	7.129% (3 Mo. LIBOR + 4.50%	)	11/16/2025		$27,086	$25,774,090

Insurance Brokerage 0.14%
Hub International Limited Initial Term Loan	5.24% (3 Mo. LIBOR + 3.00%	)	4/25/2025		18,164	17,201,683

Investments & Miscellaneous Financial Services 0.21%
Edelman Financial Center, LLC, (The) 1st Lien Initial Term Loan	5.686% (3 Mo. LIBOR + 3.25%	)	7/21/2025		6,948	6,714,721
Vertafore, Inc. 1st Lien Initial Term Loan	6.053% (3 Mo. LIBOR + 3.25%	)	7/2/2025		19,457	18,551,264
Total						25,265,985

Media: Content 0.02%
Univision Communications Inc. 2017 1st Lien Replacement Repriced Term Loan	–	(g)	3/15/2024		2,303	2,095,659

Oil Field Equipment & Services 0.13%
Apergy Corp. Initial Term Loan	5.063% (1 Mo. LIBOR + 2.50%	)	5/9/2025		17,069	16,087,616	(f)

Personal & Household Products 0.60%
Anastasia Parent, LLC Closing Date Term Loan	6.272% (1 Mo. LIBOR + 3.75%	)	8/11/2025		26,412	25,025,185	(f)
Britax U.S. Holdings Inc. Initial Dollar Term Loan	6.303% (3 Mo. LIBOR + 3.50%	)	10/15/2020		15,264	11,931,492
Energizer Holdings, Inc. Bridge Term Loan	–	(g)	6/30/2022		10,441	10,441,000
FGI Operating Company, LLC Exit Term Loan	12.616% (3 Mo. LIBOR + 10.00%	)	5/15/2022		1,005	1,005,238	(f)
Revlon Consumer Products Corp. Initial Term Loan B	6.207% (3 Mo. LIBOR + 3.50%	)	9/7/2023		16,487	11,805,922
TGP Holdings III LLC 1st Lien 2018 Refinancing Term Loan	7.053% (3 Mo. LIBOR + 4.25%	)	9/25/2024		13,456	12,934,566
Total						73,143,403

Recreation & Travel 0.42%
Intrawest Resorts Holdings, Inc. Initial Bluebird Term Loan	5.506% (1 Mo. LIBOR + 3.00%	)	7/31/2024		27,486	26,432,242
Kingpin Intermediate Holdings LLC 1st Lien Refinancing Term Loan	6.02% (1 Mo. LIBOR + 3.50%	)	7/3/2024		12,746	12,411,156
Silk Bidco AS Facility Term Loan B(a)	3.75% (6 Mo. Euribor + 4.00%	)	2/22/2025	EUR	10,916	12,400,131
Total						51,243,529

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Restaurants 0.40%
CEC Entertainment, Inc. Term Loan B	5.772% (1 Mo. LIBOR + 3.25%	)	2/12/2021	$14,252	$13,230,178
IRB Holding Corp. Term Loan B	5.682% (1 Mo. LIBOR + 3.25%	)	2/5/2025	19,501	18,643,267
Panera Bread Co. Term Loan	4.25% (1 Mo. LIBOR + 1.75%	)	7/18/2022	17,335	16,749,687
Total					48,623,132

Specialty Retail 1.08%
Ascena Retail Group, Inc. Tranche B Term Loan	7.063% (3 Mo. LIBOR + 4.50%	)	8/21/2022	12,286	11,465,725
Bass Pro Group, LLC Initial Term Loan	7.522% (1 Mo. LIBOR + 5.00%	)	9/25/2024	12,941	12,436,530
BJ’s Wholesale Club, Inc. 1st Lien Tranche B Term Loan	5.432% (1 Mo. LIBOR + 3.00%	)	2/3/2024	25,364	24,726,542
Boardriders, Inc. Initial Term Loan	9.022% (1 Mo. LIBOR + 6.50%	)	4/23/2024	15,604	15,564,581
Claire’s Stores, Inc. Revolving Credit Term Loan	–	(g)	9/22/2022	720	719,580	(f)
Claire’s Stores, Inc. Term Loan	8.631% (1 Mo. LIBOR + 6.25%	)	9/15/2038	2,399	3,757,930
EG Group Limited Additional Facility Term Loan (United Kingdom)(b)	6.813% (3 Mo. LIBOR +4.00%	)	2/7/2025	9,932	9,596,988
EG Group Limited Facility Term Loan B (United Kingdom)(b)	6.813% (3 Mo. LIBOR + 4.00%	)	2/7/2025	7,916	7,648,779
GOBP Holdings, Inc. 1st Lien Initial Term Loan	–	(g)	10/22/2025	15,812	15,495,299
J. Crew Group, Inc. Amended Term Loan	5.742% (3 Mo. LIBOR + 3.22%) - 6.023%		3/5/2021	16,873	13,376,445
Mavis Tire Express Services Corp. 1st Lien Closing Date Term Loan	5.754% (1 Mo. LIBOR + 3.25%	)	3/20/2025	14,975	14,488,572
Mavis Tire Express Services Corp. 1st Lien Delayed Draw Term Loan	5.754% (1 Mo. LIBOR + 3.25%	)	3/20/2025	2,413	2,334,919
Total					131,611,890

Support: Services 0.55%
AVSC Holding Corp. 1st Lien Initial Term Loan	6.00% (1 Mo. LIBOR +3.25%) - 6.053		3/1/2025	12,815	12,185,103
Pike Corp. Initial Term Loan	6.03% (3 Mo. LIBOR + 3.50%	)	3/23/2025	18,633	18,295,074
Southern Graphics Inc. 1st Lien Refinancing Term Loan	5.745% (2 Mo. LIBOR + 3.25%	)	12/31/2022	18,187	17,156,148
Trans Union LLC 2018 Incremental Term Loan B4	4.522% (1 Mo. LIBOR +2.00%	)	6/19/2025	19,749	19,103,194
Total					66,739,519

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Telecommunications: Wireless 0.21%
Sprint Communications, Inc. Initial Term Loan	5.063% (1 Mo. LIBOR + 2.50%	)	2/2/2024		$26,975	$25,739,080

Theaters & Entertainment 0.25%
SeaWorld Parks & Entertainment, Inc. Term Loan B5	5.522% (1 Mo. LIBOR + 3.00%	)	3/31/2024		32,247	30,870,607

Transportation: Infrastructure/Services 0.10%
Commercial Barge Line Co. Initial Term Loan	11.272% (1 Mo. LIBOR + 8.75%	)	11/12/2020		16,686	12,114,014
Total Floating Rate Loans (cost $832,075,829)						804,733,695

FOREIGN BONDS(a) 0.20%

France 0.10%
CMA CGM SA†	5.25%		1/15/2025	EUR	13,210	12,698,864

Netherlands 0.10%
Hema Bondco I BV†	6.25% (3 Mo. Euribor + 6.25%	)#	7/15/2022	EUR	12,774	12,484,050
Total Foreign Bonds (cost $28,995,725)						25,182,914

FOREIGN GOVERNMENT OBLIGATIONS 7.18%
Abu Dhabi Government International†(b)	3.125%		5/3/2026		$47,836	46,341,843
Arab Republic of Egypt†(b)	5.577%		2/21/2023		39,734	37,761,048
Australian Government(a)	4.25%		4/21/2026	AUD	26,802	21,479,956
Bahrain Government International Bond†(b)	6.75%		9/20/2029		$21,000	20,631,219
City of Buenos Aires†(b)	7.50%		6/1/2027		16,064	13,694,560
Development Bank of Mongolia LLC†(b)	7.25%		10/23/2023		26,519	26,069,238
Federal Republic of Brazil(b)	4.625%		1/13/2028		40,519	39,030,332
Government of Bermuda†	4.138%		1/3/2023		14,720	14,958,022
Government of Bermuda†	4.75%		2/15/2029		12,997	13,256,940
Government of Bermuda†	4.854%		2/6/2024		6,410	6,693,130
Government of Jamaica(b)	6.75%		4/28/2028		22,327	23,889,890
Government of Jamaica(b)	8.00%		3/15/2039		23,326	26,824,900
Hellenic Republic†(a)	4.375%		8/1/2022	EUR	14,317	17,080,597
Honduras Government†(b)	6.25%		1/19/2027		$19,384	19,240,558
Ivory Coast Bond†(b)	5.375%		7/23/2024		28,894	26,572,945
Province of British Columbia Canada(a)	2.85%		6/18/2025	CAD	44,800	33,396,871
Province of Santa Fe†(b)	6.90%		11/1/2027		$17,773	13,196,452
Provincia de Cordoba†(b)	7.125%		6/10/2021		15,068	13,335,180
Provincia de Cordoba†(b)	7.45%		9/1/2024		11,998	9,838,360
Provincia de Mendoza†(b)	8.375%		5/19/2024		27,674	22,554,310

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Queensland Treasury Corp.†(a)	4.00%	6/21/2019	AUD	22,400	$15,919,607
Republic of Ecuador†(b)	8.875%	10/23/2027		$49,199	42,495,636
Republic of Angola†(b)	8.25%	5/9/2028		12,699	11,992,999
Republic of Argentina(b)	6.875%	4/22/2021		21,391	19,407,199
Republic of Chile(b)	3.125%	1/21/2026		27,092	26,211,104
Republic of EI Salvador†(b)	6.375%	1/18/2027		27,126	24,949,138
Republic of Kenya†(b)	7.25%	2/28/2028		22,576	20,239,881
Republic of Kenya†(b)	8.25%	2/28/2048		14,447	12,352,416
Republic of Paraguay†(b)	5.60%	3/13/2048		27,485	27,141,437
Republic of Senegal†(b)	6.25%	7/30/2024		18,776	18,292,800
Republic of South Africa(b)	4.30%	10/12/2028		22,575	20,159,475
Republic of Sri Lanka(b)	6.825%	7/18/2026		24,464	22,694,103
Republic of Suriname†(b)	9.25%	10/26/2026		14,321	13,855,567
Republic of Turkey(a)	3.25%	6/14/2025	EUR	26,171	27,413,056
Republic of Turkey(b)	7.25%	12/23/2023		$39,978	41,155,552
Republic of Uruguay†(a)	8.50%	3/15/2028	UYU	472,059	12,451,348
Socialist Republic of Vietnam†(b)	4.80%	11/19/2024		$27,091	27,387,186
State of Qatar†(b)	3.25%	6/2/2026		27,091	26,233,624
Uruguay Monetary Regulation Bill(a)	Zero Coupon	5/3/2019	UYU	598,596	17,916,441
Total Foreign Government Obligations (cost $896,287,046)					874,114,920

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGH 8.85%
Federal National Mortgage Assoc.(h) (cost $1,071,645,776)	4.50%	TBA		$1,040,200	1,077,800,203

HIGH YIELD CORPORATE BONDS 66.23%

Advertising 0.07%
Lamar Media Corp.	5.75%	2/1/2026		8,810	8,953,163

Aerospace/Defense 1.06%
BBA US Holdings, Inc.†	5.375%	5/1/2026		11,385	10,815,636
Bombardier, Inc. (Canada)†(b)	7.50%	12/1/2024		23,093	21,822,885
Bombardier, Inc.(Canada)†(b)	7.50%	3/15/2025		45,373	42,934,201
Bombardier, Inc. (Canada)†(b)	8.75%	12/1/2021		10,395	10,745,831
United Technologies Corp.	4.125%	11/16/2028		43,645	43,425,133
Total					129,743,686

Air Transportation 0.58%
Air Canada (Canada)†(b)	7.75%	4/15/2021		10,183	10,816,892
Air Canada 2013-1 Class A Pass Through Trust (Canada)†(b)	4.125%	11/15/2026		8,893	8,831,854

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Air Transportation (continued)
Azul Investments LLP†	5.875%		10/26/2024		$35,600	$33,375,356
British Airways 2018-1 Class A Pass Through Trust (United Kingdom)†(b)	4.125%		3/20/2033		8,972	8,880,038
British Airways 2018-1 Class AA Pass Through Trust (United Kingdom)†(b)	3.80%		3/20/2033		8,945	8,794,427
Total						70,698,567

Auto Loans 0.10%
General Motors Financial Co., Inc.	3.85%		1/5/2028		14,047	12,260,887

Auto Parts & Equipment 0.11%
Allison Transmission, Inc.†	5.00%		10/1/2024		14,461	13,936,789

Automakers 0.77%
General Motors Co.	5.00%		10/1/2028		19,990	18,987,954
General Motors Co.	8.375%		7/15/2049		15,000	1,500	(c)
Navistar International Corp.†	6.625%		11/1/2025		12,846	12,460,620
Tesla, Inc.†	5.30%		8/15/2025		71,655	62,518,987
Total						93,969,061

Banking 4.20%
ABN AMRO Bank NV (Netherlands)†(b)	4.75%		7/28/2025		31,461	31,364,792
AIB Group plc (Ireland)†(b)	4.75%		10/12/2023		22,383	22,183,496
Ally Financial, Inc.	4.625%		3/30/2025		22,002	21,396,945
American Express Co.	3.40%		2/27/2023		17,804	17,654,218
ANZ New Zealand Int’l Ltd. (United Kingdom)†(b)	2.125%		7/28/2021		14,890	14,401,604
Associated Banc-Corp.	4.25%		1/15/2025		7,996	8,051,343
Australia & New Zealand Banking Group Ltd. (United Kingdom)†(b)	6.75% (USD Swap + 5.17%	)#	–	(i)	19,074	18,764,047
Banco Mercantil del Norte SA†	7.625% (10 Yr Treasury CMT + 5.353%	)#	–	(i)	6,572	6,391,336
Banco Safra SA†	4.125%		2/8/2023		19,821	19,201,594
Bank of America Corp.	4.45%		3/3/2026		19,634	19,455,776
Bank of Ireland Group plc (Ireland)†(b)	4.50%		11/25/2023		17,871	17,526,036
BankUnited, Inc.	4.875%		11/17/2025		24,313	24,834,023
BBVA Bancomer SA†	5.125%	#(j)	1/18/2033		35,647	31,057,805
CIT Group, Inc.	5.25%		3/7/2025		6,722	6,587,560
CIT Group, Inc.	6.125%		3/9/2028		12,241	12,210,398
Citigroup, Inc.	4.45%		9/29/2027		13,296	12,834,297
Compass Bank	3.875%		4/10/2025		26,897	25,830,579
Fifth Third Bancorp	8.25%		3/1/2038		8,042	10,700,494

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Banking (continued)
Goldman Sachs Group, Inc. (The)	3.50%		11/16/2026		$13,667	$12,642,988
Goldman Sachs Group, Inc. (The)	3.618% (3 Mo. LIBOR + 1.11%	)#	4/26/2022		6,189	6,122,211
Goldman Sachs Group, Inc. (The)	4.25%		10/21/2025		18,995	18,214,209
Home BancShares, Inc.	5.625% (3 Mo. LIBOR + 3.58%	)#	4/15/2027		19,481	19,914,778
Huntington Bancshares, Inc.	5.70%	#(j)	–	(i)	13,740	12,220,013
JPMorgan Chase & Co.	3.54% (3 Mo. LIBOR + 1.38%	)#	5/1/2028		11,994	11,454,966
JPMorgan Chase & Co.	3.90%		7/15/2025		17,386	17,250,693
JPMorgan Chase & Co.	6.10% (3 Mo. LIBOR + 3.33%	)#	–	(i)	12,015	11,954,925
Macquarie Bank Ltd. (United Kingdom)†(b)	6.125% (5 Yr Swap rate + 3.70%	)#	–	(i)	28,891	24,737,919
Morgan Stanley	3.125%		7/27/2026		18,976	17,531,932
Morgan Stanley	3.625%		1/20/2027		24,804	23,610,672
Popular, Inc.	6.125%		9/14/2023		15,922	15,832,518
Washington Mutual Bank(k)	6.875%		6/15/2011		22,500	2,250	(c)
Total						511,936,417

Beverages 1.06%
Bacardi Ltd.†	2.75%		7/15/2026		20,151	17,357,711
Bacardi Ltd.†	4.70%		5/15/2028		28,786	27,730,659
Becle SAB de CV (Mexico)†(b)	3.75%		5/13/2025		15,764	15,060,444
Brown-Forman Corp.	3.50%		4/15/2025		8,956	8,929,388
Brown-Forman Corp.	4.50%		7/15/2045		18,174	19,179,448
Coca-Cola Icecek AS (Turkey)†(b)	4.215%		9/19/2024		28,540	26,792,810
PepsiCo, Inc.	3.60%		3/1/2024		14,292	14,516,492
Total						129,566,952

Building & Construction 1.16%
Ashton Woods USA LLC/Ashton Woods Finance Co.†	6.75%		8/1/2025		14,048	12,292,000
Ashton Woods USA LLC/Ashton Woods Finance Co.†	6.875%		2/15/2021		9,653	9,315,145
ITR Concession Co. LLC†	5.183%		7/15/2035		7,658	7,443,342
Lennar Corp.	4.75%		11/15/2022		15,303	14,901,296
Lennar Corp.	4.75%		5/30/2025		4,408	4,149,030
Lennar Corp.	4.75%		11/29/2027		5,102	4,623,688
PulteGroup, Inc.	5.00%		1/15/2027		17,108	15,546,895
PulteGroup, Inc.	6.375%		5/15/2033		25,646	23,530,205
Shea Homes LP/Shea Homes Funding Corp.†	6.125%		4/1/2025		14,448	12,858,720
Toll Brothers Finance Corp.	5.625%		1/15/2024		14,213	13,999,805
William Lyon Homes, Inc.	5.875%		1/31/2025		25,933	22,172,715
Total						140,832,841

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Building Materials 0.10%
Hillman Group, Inc. (The)†	6.375%	7/15/2022	$14,608	$11,978,560

Cable & Satellite Television 2.18%
Altice France SA (France)†(b)	7.375%	5/1/2026	46,103	42,414,760
Altice France SA (France)†(b)	8.125%	2/1/2027	13,530	12,785,850
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.125%	5/1/2027	32,573	30,419,925
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.75%	2/15/2026	71,221	69,974,632
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.875%	4/1/2024	15,739	15,699,653
CSC Holdings LLC†	10.875%	10/15/2025	16,727	18,824,900
DISH DBS Corp.	7.75%	7/1/2026	41,950	34,818,500
UPCB Finance IV Ltd.†	5.375%	1/15/2025	16,988	15,928,289
Ziggo BV (Netherlands)†(b)	5.50%	1/15/2027	27,526	24,704,585
Total				265,571,094

Chemicals 0.96%
CF Industries, Inc.†	4.50%	12/1/2026	26,420	25,876,418
CF Industries, Inc.	4.95%	6/1/2043	3,074	2,393,878
CF Industries, Inc.	5.15%	3/15/2034	5,096	4,306,120
CNAC HK Finbridge Co. Ltd. (Hong Kong)(b)	4.125%	7/19/2027	2,784	2,637,562
CVR Partners LP/CVR Nitrogen Finance Corp.†	9.25%	6/15/2023	13,118	13,691,912
International Flavors & Fragrances, Inc.	5.00%	9/26/2048	21,585	21,611,813
Mexichem SAB de CV (Mexico)†(b)	5.875%	9/17/2044	14,262	12,897,840
OCI NV (Netherlands)†(b)	6.625%	4/15/2023	13,200	13,035,000
Yingde Gases Investment Ltd. (Hong Kong)†(b)	6.25%	1/19/2023	21,196	19,976,394
Total				116,426,937

Consumer/Commercial/Lease Financing 1.01%
Curo Group Holdings Corp.†	8.25%	9/1/2025	20,870	16,487,300
Freedom Mortgage Corp.†	8.125%	11/15/2024	7,514	6,480,825
Freedom Mortgage Corp.†	8.25%	4/15/2025	12,646	10,875,560
Nationstar Mortgage Holdings, Inc.†	9.125%	7/15/2026	20,586	20,071,350
Navient Corp.	6.125%	3/25/2024	22,447	19,360,537
Navient Corp.	6.75%	6/25/2025	28,191	24,103,305
Quicken Loans, Inc.†	5.25%	1/15/2028	28,288	25,140,960
Total				122,519,837

Department Stores 0.36%
Kohl’s Corp.	5.55%	7/17/2045	27,768	26,085,192
Seven & i Holdings Co. Ltd. (Japan)†(b)	3.35%	9/17/2021	17,869	17,926,968
Total				44,012,160

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Discount Stores 1.03%
Amazon.com, Inc.	3.15%	8/22/2027	$28,837	$27,871,510
Amazon.com, Inc.	4.25%	8/22/2057	20,632	20,136,228
Amazon.com, Inc.	4.80%	12/5/2034	28,691	30,812,905
Amazon.com, Inc.	5.20%	12/3/2025	41,869	46,052,211
Total				124,872,854

Diversified Capital Goods 1.10%
BCD Acquisition, Inc.†	9.625%	9/15/2023	12,382	12,784,415
General Electric Co.	2.70%	10/9/2022	39,891	37,046,499
General Electric Co.	3.10%	1/9/2023	25,636	23,941,986
Griffon Corp.	5.25%	3/1/2022	11,628	10,566,945
KOC Holding AS (Turkey)†(b)	5.25%	3/15/2023	15,211	14,268,724
Siemens Financieringsmaatschappij NV (Netherlands)†(b)	3.25%	5/27/2025	13,036	12,791,990
SPX FLOW, Inc.†	5.625%	8/15/2024	8,609	8,178,550
SPX FLOW, Inc.†	5.875%	8/15/2026	14,947	13,975,445
Total				133,554,554

Electric: Distribution/Transportation 0.68%
Atlantic City Electric Co.	4.00%	10/15/2028	13,493	13,903,824
Cemig Geracao e Transmissao SA (Brazil)†(b)	9.25%	12/5/2024	13,163	14,058,084
Oklahoma Gas & Electric Co.	4.15%	4/1/2047	11,379	11,069,163
State Grid Overseas Investment 2016 Ltd.†	3.50%	5/4/2027	45,150	43,563,287
Total				82,594,358

Electric: Generation 1.32%
Acwa Power Management & Investments One Ltd. (Sounth Africa)†(b)	5.95%	12/15/2039	14,814	13,967,084
Calpine Corp.	5.75%	1/15/2025	41,895	38,438,662
Clearway Energy Operating LLC†	5.75%	10/15/2025	15,737	15,087,849
NextEra Energy Operating Partners LP†	4.50%	9/15/2027	19,300	17,249,375
NRG Energy, Inc.	5.75%	1/15/2028	32,817	31,627,384
NSG Holdings LLC/NSG Holdings, Inc.†	7.75%	12/15/2025	14,893	15,786,630
Rio Energy SA/UGEN SA/UENSA SA (Argentina)†(b)	6.875%	2/1/2025	17,545	13,071,025
Talen Energy Supply LLC	4.60%	12/15/2021	198	179,190
Vistra Operations Co. LLC†	5.50%	9/1/2026	15,758	15,226,167
Total				160,633,366

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Integrated 2.25%
Aegea Finance Sarl (Brazil)†(b)	5.75%	10/10/2024	$20,480	$19,609,805
AES Corp. (The)	4.50%	3/15/2023	11,417	11,174,389
AES Corp. (The)	5.125%	9/1/2027	802	771,925
Arizona Public Service Co.	2.95%	9/15/2027	13,385	12,697,180
Ausgrid Finance Pty Ltd. (Australia)†(b)	4.35%	8/1/2028	13,786	13,775,547
Black Hills Corp.	4.35%	5/1/2033	13,491	13,567,368
El Paso Electric Co.	5.00%	12/1/2044	20,062	20,969,249
Entergy Arkansas LLC	4.00%	6/1/2028	18,151	18,554,625
Entergy Arkansas LLC	4.95%	12/15/2044	16,883	16,946,623
Entergy Louisiana LLC	4.00%	3/15/2033	10,745	10,895,575
Entergy Mississippi LLC	2.85%	6/1/2028	19,150	17,935,778
Indianapolis Power & Light Co.†	4.05%	5/1/2046	24,503	22,464,482
Louisville Gas & Electric Co.	4.375%	10/1/2045	15,039	15,095,873
Monongahela Power Co.†	3.55%	5/15/2027	13,657	13,412,345
Ohio Power Co.	4.15%	4/1/2048	26,865	26,616,398
Puget Sound Energy, Inc.	4.223%	6/15/2048	13,467	13,521,462
Puget Sound Energy, Inc.	7.02%	12/1/2027	2,920	3,592,888
Rochester Gas & Electric Corp.†	3.10%	6/1/2027	13,724	13,114,589
Sierra Pacific Power Co.	2.60%	5/1/2026	9,730	9,078,334
Total				273,794,435

Electronics 0.82%
Nokia OYJ (Finland)(b)	4.375%	6/12/2027	13,838	12,903,935
NVIDIA Corp.	3.20%	9/16/2026	29,939	28,474,191
QUALCOMM, Inc.	3.25%	5/20/2027	17,987	16,827,335
Trimble, Inc.	4.75%	12/1/2024	27,261	27,518,167
Xilinx, Inc.	2.95%	6/1/2024	15,096	14,418,457
Total				100,142,085

Energy: Exploration & Production 3.01%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.	7.875%	12/15/2024	15,686	9,803,750
California Resources Corp.†	8.00%	12/15/2022	37,595	25,564,600
Centennial Resource Production LLC†	5.375%	1/15/2026	12,041	11,258,335
Chesapeake Energy Corp.	7.00%	10/1/2024	33,707	29,325,090
Chesapeake Energy Corp.	7.50%	10/1/2026	13,490	11,601,400
Denbury Resources, Inc.†	7.50%	2/15/2024	12,976	10,510,560
Eclipse Resources Corp.	8.875%	7/15/2023	13,873	11,965,462
Endeavor Energy Resources LP/EER Finance, Inc.†	5.50%	1/30/2026	12,585	12,946,819

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Energy: Exploration & Production (continued)
EP Energy LLC/Everest Acquisition Finance, Inc.†	8.00%	11/29/2024		$11,547	$8,660,250
Gulfport Energy Corp.	6.375%	5/15/2025		6,742	5,991,953
Gulfport Energy Corp.	6.375%	1/15/2026		6,913	5,997,028
HighPoint Operating Corp.	7.00%	10/15/2022		9,822	8,987,130
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.00%	12/1/2024		19,212	17,098,680
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.75%	10/1/2025		8,125	7,271,875
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.25%	11/1/2028		12,846	11,352,652
Hunt Oil Co. of Peru LLC Sucursal Del Peru (Peru)†(b)	6.375%	6/1/2028		26,408	26,847,693
Indigo Natural Resources LLC†	6.875%	2/15/2026		13,837	11,969,005
Jonah Energy LLC/Jonah Energy Finance Corp.†	7.25%	10/15/2025		21,795	14,166,750
MEG Energy Corp. (Canada)†(b)	6.50%	1/15/2025		11,902	12,125,162
MEG Energy Corp. (Canada)†(b)	7.00%	3/31/2024		23,708	22,759,680
Murphy Oil Corp.	6.875%	8/15/2024		5,221	5,205,481
OGX Austria GmbH (Brazil)†(b)(k)	8.50%	6/1/2018		20,000	400
Range Resources Corp.	4.875%	5/15/2025		14,471	11,938,575
SM Energy Co.	6.625%	1/15/2027		8,237	7,372,115
SM Energy Co.	6.75%	9/15/2026		12,750	11,475,000
Southwestern Energy Co.	7.75%	10/1/2027		12,722	12,149,510
SRC Energy, Inc.	6.25%	12/1/2025		21,135	17,647,725
Texaco Capital, Inc.	8.625%	11/15/2031		11,023	16,215,042
WildHorse Resource Development Corp.	6.875%	2/1/2025		8,918	8,472,100
Total					366,679,822

Environmental 0.27%
Darling Global Finance BV†(a)	3.625%	5/15/2026	EUR	7,646	8,698,860
Paprec Holding SA(a)	4.00%	3/31/2025	EUR	12,427	12,106,056
Waste Pro USA, Inc.†	5.50%	2/15/2026		$13,660	12,635,500
Total					33,440,416

Food & Drug Retailers 0.87%
Albertsons Cos LLC/Safeway, Inc./Albertsons LP/Albertson’s LLC	5.75%	3/15/2025		32,370	28,485,600
Albertsons Cos LLC/Safeway, Inc./Albertsons LP/Albertson’s LLC	6.625%	6/15/2024		24,128	22,499,360
CVS Health Corp.	4.30%	3/25/2028		25,242	24,763,195
Ingles Markets, Inc.	5.75%	6/15/2023		19,550	19,403,375
Kroger Co. (The)	2.65%	10/15/2026		8,094	7,217,035
Kroger Co. (The)	4.65%	1/15/2048		4,496	4,146,328
Total					106,514,893

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Food: Wholesale 1.61%
Arcor SAIC (Argentina)†(b)	6.00%	7/6/2023	$22,148	$20,484,685
B&G Foods, Inc.	5.25%	4/1/2025	14,068	13,135,995
Campbell Soup Co.	4.15%	3/15/2028	23,370	21,810,805
Chobani LLC/Chobani Finance Corp., Inc.†	7.50%	4/15/2025	15,174	12,025,395
Conagra Brands, Inc.	4.60%	11/1/2025	16,978	17,063,618
FAGE International SA/FAGE USA Dairy Industry, Inc. (Luxembourg)†(b)	5.625%	8/15/2026	13,976	12,001,890
JBS USA LUX SA/JBS USA Finance, Inc.†	5.875%	7/15/2024	13,559	13,338,666
JBS USA LUX SA/JBS USA Finance, Inc.†	6.75%	2/15/2028	13,602	13,312,957
Kernel Holding SA (Ukraine)†(b)	8.75%	1/31/2022	7,753	7,455,192
Lamb Weston Holdings, Inc.†	4.625%	11/1/2024	12,447	12,135,825
Lamb Weston Holdings, Inc.†	4.875%	11/1/2026	892	860,780
McCormick & Co., Inc.	4.20%	8/15/2047	21,326	20,024,424
MHP Lux SA (Luxembourg)†(b)	6.95%	4/3/2026	21,993	19,015,148
Nvent Finance Sarl (Luxembourg)(b)	4.55%	4/15/2028	13,384	13,145,373
Total				195,810,753

Forestry/Paper 0.56%
Norbord, Inc. (Canada)†(b)	6.25%	4/15/2023	18,438	18,536,828
Rayonier AM Products, Inc.†	5.50%	6/1/2024	13,628	12,060,780
Suzano Austria GmbH (Brazil)†(b)	5.75%	7/14/2026	14,057	14,373,282
Suzano Austria GmbH (Brazil)†(b)	6.00%	1/15/2029	9,025	9,232,575
West Fraser Timber Co. Ltd. (Canada)†(b)	4.35%	10/15/2024	14,594	14,477,959
Total				68,681,424

Gaming 1.11%
Boyd Gaming Corp.	6.00%	8/15/2026	13,070	12,269,463
Eldorado Resorts, Inc.†	6.00%	9/15/2026	13,521	12,811,147
Eldorado Resorts, Inc.	6.00%	4/1/2025	5,376	5,212,785
Everi Payments, Inc.†	7.50%	12/15/2025	13,419	12,731,276
GLP Capital LP/GLP Financing II, Inc.	5.75%	6/1/2028	18,808	19,066,610
Jacobs Entertainment, Inc.†	7.875%	2/1/2024	19,057	19,676,352
Mohegan Gaming & Entertainment†(l)	7.875%	10/15/2024	13,557	12,726,634
Penn National Gaming, Inc.†	5.625%	1/15/2027	20,104	18,043,340
Stars Group Holdings BV/Stars Group US Co-Borrower LLC (Netherlands)†(b)	7.00%	7/15/2026	13,242	12,910,950
Station Casinos LLC†	5.00%	10/1/2025	11,158	10,125,885
Total				135,574,442

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Gas Distribution 2.32%
Cheniere Corpus Christi Holdings LLC	5.125%		6/30/2027		$23,796	$22,553,849
Cheniere Corpus Christi Holdings LLC	5.875%		3/31/2025		14,002	13,966,995
Cheniere Corpus Christi Holdings LLC	7.00%		6/30/2024		8,783	9,288,022
Dominion Energy Gas Holdings LLC	3.60%		12/15/2024		12,050	11,984,441
Florida Gas Transmission Co. LLC†	4.35%		7/15/2025		18,069	18,478,952
IFM US Colonial Pipeline 2 LLC†	6.45%		5/1/2021		17,675	18,463,243
LBC Tank Terminals Holding Netherlands BV (Belgium)†(b)	6.875%		5/15/2023		13,377	12,039,300
NGPL PipeCo LLC†	4.875%		8/15/2027		31,233	29,554,226
Northern Natural Gas Co.†	4.30%		1/15/2049		20,972	20,520,266
ONE Gas, Inc.	4.50%		11/1/2048		13,497	13,947,596
Plains All American Pipeline LP	6.125%	#(j)	–	(i)	13,888	11,700,640
Rockies Express Pipeline LLC†	6.875%		4/15/2040		22,654	23,786,700
Sabal Trail Transmission LLC†	4.246%		5/1/2028		20,166	19,906,716
Southern Star Central Corp.†	5.125%		7/15/2022		10,145	9,789,925
Targa Resources Partners LP/Targa Resources Partners Finance Corp.	4.25%		11/15/2023		8,725	8,103,344
Targa Resources Partners LP/Targa Resources Partners Finance Corp.†	5.875%		4/15/2026		13,090	12,795,475
Transportadora de Gas Internacional SA ESP (Colombia)†(b)	5.55%		11/1/2028		24,773	25,113,629
Total						281,993,319

Health Facilities 3.62%
AHP Health Partners, Inc.†	9.75%		7/15/2026		13,727	13,967,222
Ascension Health	3.945%		11/15/2046		8,881	8,586,484
CHS/Community Health Systems, Inc.	8.00%		11/15/2019		27,328	26,098,240
Dignity Health	3.812%		11/1/2024		7,500	7,556,552
HCA, Inc.	4.75%		5/1/2023		8,609	8,501,387
HCA, Inc.	5.25%		4/15/2025		13,995	13,960,012
HCA, Inc.	5.25%		6/15/2026		11,878	11,818,610
HCA, Inc.	5.375%		2/1/2025		6,146	6,007,715
HCA, Inc.	5.50%		6/15/2047		50,449	47,926,550
HCA, Inc.	5.875%		3/15/2022		13,139	13,500,322
HCA, Inc.	5.875%		2/15/2026		1,735	1,730,663
HCA, Inc.	7.05%		12/1/2027		3,490	3,690,675
HCA, Inc.	7.50%		2/15/2022		23,489	25,015,785
HCA, Inc.	7.58%		9/15/2025		5,778	6,153,570
HCA, Inc.	7.69%		6/15/2025		12,776	13,638,380
HCA, Inc.	8.36%		4/15/2024		2,295	2,535,975

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Health Facilities (continued)
Memorial Sloan-Kettering Cancer Center	4.20%	7/1/2055	$28,034	$28,272,552
MPT Operating Partnership LP/MPT Finance Corp.	5.00%	10/15/2027	14,011	12,846,336
New York & Presbyterian Hospital (The)	4.063%	8/1/2056	16,078	15,592,764
NYU Langone Hospitals	4.368%	7/1/2047	12,348	12,325,753
Rede D’or Finance Sarl (Luxembourg)†(b)	4.95%	1/17/2028	25,738	22,810,302
RegionalCare Hospital Partners Holdings, Inc.†	8.25%	5/1/2023	9,865	10,000,644
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.†	9.75%	12/1/2026	26,103	24,797,850
Tenet Healthcare Corp.	4.625%	7/15/2024	7,281	6,798,634
Tenet Healthcare Corp.	5.125%	5/1/2025	65,257	61,015,295
Tenet Healthcare Corp.	6.75%	6/15/2023	37,692	35,524,710
Total				440,672,982

Health Services 1.12%
DaVita, Inc.	5.00%	5/1/2025	19,962	18,190,373
DaVita, Inc.	5.125%	7/15/2024	13,935	13,098,900
Eagle Holding Co. II LLC PIK 8.375%†	7.625%	5/15/2022	6,366	6,095,445
Jaguar Holding Co. II/Pharmaceutical Product Development LLC†	6.375%	8/1/2023	13,280	12,723,435
Montefiore Obligated Group	5.246%	11/1/2048	18,042	17,514,369
MPH Acquisition Holdings LLC†	7.125%	6/1/2024	9,799	9,162,065
NVA Holdings, Inc.†	6.875%	4/1/2026	12,875	11,587,500
Syneos Health, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc.†	7.50%	10/1/2024	5,736	5,994,120
Verscend Escrow Corp.†	9.75%	8/15/2026	19,792	18,678,700
West Street Merger Sub, Inc.†	6.375%	9/1/2025	25,648	22,826,720
Total				135,871,627

Hotels 0.53%
ESH Hospitality, Inc.†	5.25%	5/1/2025	13,467	12,557,978
Hilton Domestic Operating Co., Inc.	4.25%	9/1/2024	11,114	10,530,515
Hilton Domestic Operating Co., Inc.†	5.125%	5/1/2026	22,390	21,550,375
Wyndham Destinations, Inc.	5.75%	4/1/2027	8,665	7,982,631
Wyndham Destinations, Inc.	6.35%	10/1/2025	12,105	11,802,375
Total				64,423,874

Insurance Brokerage 0.53%
Acrisure LLC/Acrisure Finance, Inc.†	7.00%	11/15/2025	22,880	19,619,600
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer†	8.25%	8/1/2023	18,536	18,477,982

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Insurance Brokerage (continued)
Farmers Insurance Exchange†	4.747% (3 Mo. LIBOR + 3.23%	)#	11/1/2057	$14,130	$12,535,430
HUB International Ltd.†	7.00%		5/1/2026	14,796	13,464,360
Total					64,097,372

Integrated Energy 0.84%
Cheniere Energy Partners LP	5.25%		10/1/2025	13,080	12,246,150
Cheniere Energy Partners LP†	5.625%		10/1/2026	17,984	16,860,000
Exxon Mobil Corp.	3.043%		3/1/2026	23,752	23,205,379
Rio Oil Finance Trust Series 2018-1 (Brazil)†(b)	8.20%		4/6/2028	12,879	13,522,950
Shell International Finance BV (Netherlands)(b)	6.375%		12/15/2038	28,912	36,748,563
Total					102,583,042

Investments & Miscellaneous Financial Services 1.00%
BrightSphere Investment Group plc (United Kingdom)(b)	4.80%		7/27/2026	11,448	11,046,611
MSCI, Inc.†	5.375%		5/15/2027	2,745	2,693,531
MSCI, Inc.†	5.75%		8/15/2025	16,165	16,367,062
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%		3/15/2027	17,785	17,808,884
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%		4/15/2045	39,054	34,979,907
Power Finance Corp. Ltd. (India)†(b)	6.15%		12/6/2028	11,044	10,862,779
S&P Global, Inc.	6.55%		11/15/2037	13,324	16,649,550
VFH Parent LLC/Orchestra Co-Issuer, Inc.†	6.75%		6/15/2022	11,984	11,659,713
Total					122,068,037

Life Insurance 0.53%
Northwestern Mutual Life Insurance Co. (The)†	3.85%		9/30/2047	28,610	26,011,117
Nuveen Finance LLC†	4.125%		11/1/2024	7,927	8,084,175
Teachers Insurance & Annuity Association of America†	4.27%		5/15/2047	17,804	17,106,144
Teachers Insurance & Annuity Association of America†	4.90%		9/15/2044	12,705	13,220,520
Total					64,421,956

Machinery 0.23%
Roper Technologies, Inc.	4.20%		9/15/2028	19,379	19,235,688
Xylem, Inc.	3.25%		11/1/2026	8,884	8,461,021
Total					27,696,709

28	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Managed Care 1.21%
Anthem, Inc.	3.65%	12/1/2027		$10,427	$9,986,774
Centene Corp.	4.75%	1/15/2025		26,345	25,225,338
Centene Corp.†	5.375%	6/1/2026		29,900	29,152,500
Centene Corp.	6.125%	2/15/2024		18,803	19,296,579
Kaiser Foundation Hospitals	4.15%	5/1/2047		17,628	17,463,450
Polaris Intermediate Corp. PIK 8.50%†	8.50%	12/1/2022		16,766	15,355,476
WellCare Health Plans, Inc.	5.25%	4/1/2025		32,352	31,260,120
Total					147,740,237

Media: Content 1.47%
Activision Blizzard, Inc.	4.50%	6/15/2047		19,496	17,580,144
AMC Networks, Inc.	4.75%	8/1/2025		27,032	24,599,120
Gray Television, Inc.†	5.125%	10/15/2024		6,740	6,231,130
Gray Television, Inc.†	5.875%	7/15/2026		9,833	9,191,888
Netflix, Inc.(a)	3.625%	5/15/2027	EUR	33,484	37,265,145
Netflix, Inc.†	4.625%	5/15/2029		$11,287	12,729,172
Netflix, Inc.	4.875%	4/15/2028		5,940	5,435,100
Netflix, Inc.	5.50%	2/15/2022		5,323	5,381,340
Netflix, Inc.	5.875%	2/15/2025		13,000	13,146,250
Sirius XM Radio, Inc.†	5.00%	8/1/2027		11,533	10,581,528
Sirius XM Radio, Inc.†	5.375%	7/15/2026		10,495	9,852,181
Sirius XM Radio, Inc.†	6.00%	7/15/2024		9,524	9,583,525
Univision Communications, Inc.†	5.125%	5/15/2023		11,389	10,249,858
Univision Communications, Inc.†	5.125%	2/15/2025		8,026	7,062,880
Total					178,889,261

Media: Diversified 0.21%
21st Century Fox America, Inc.	7.75%	12/1/2045		16,950	25,002,613

Medical Products 0.67%
Boston Scientific Corp.	7.00%	11/15/2035		16,135	20,249,321
Edwards Lifesciences Corp.	4.30%	6/15/2028		27,927	28,305,232
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA†	6.625%	5/15/2022		24,815	22,457,575
Teleflex, Inc.	4.625%	11/15/2027		6,711	6,249,619
Teleflex, Inc.	4.875%	6/1/2026		4,031	3,869,760
Total					81,131,507

See Notes to Financial Statements.	29

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Metals/Mining (Excluding Steel) 2.04%
Alcoa Nederland Holding BV (Netherlands)†(b)	6.75%	9/30/2024	$21,682	$22,115,640
Baffinland Iron Mines Corp. (Canada)†(b)	8.75%	7/15/2026	13,211	11,904,036
Cleveland-Cliffs, Inc.	5.75%	3/1/2025	34,181	30,848,352
Eterna Capital Pte Ltd. PIK 8.00% (Singapore)(b)	8.00%	12/11/2022	27,104	23,771,357
Freeport-McMoRan, Inc.	3.875%	3/15/2023	69,141	64,128,277
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.†	7.375%	12/15/2023	6,084	5,916,690
Imperial Metals Corp. (Canada)†(b)	7.00%	3/15/2019	10,318	6,964,650
Mirabela Nickel Ltd. (Australia)(b)	1.00%	9/10/2044	185	19	(c)
Nexa Resources SA (Brazil)†(b)	5.375%	5/4/2027	14,189	13,781,066
Novelis Corp.†	5.875%	9/30/2026	8,892	7,891,650
Novelis Corp.†	6.25%	8/15/2024	8,652	8,154,510
Peabody Energy Corp.†	6.375%	3/31/2025	26,254	24,481,855
Rain CII Carbon LLC/CII Carbon Corp.†	7.25%	4/1/2025	20,273	18,448,430
Warrior Met Coal, Inc.†	8.00%	11/1/2024	10,469	10,416,655
Total				248,823,187

Monoline Insurance 0.09%
MGIC Investment Corp.	5.75%	8/15/2023	10,670	10,656,663

Non-Electric Utilities 0.10%
Brooklyn Union Gas Co. (The)†	3.407%	3/10/2026	11,916	11,690,100

Oil Field Equipment & Services 1.42%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates)†(b)	4.60%	11/2/2047	28,472	27,873,946
CSI Compressco LP/CSI Compressco Finance, Inc.†	7.50%	4/1/2025	15,663	14,644,905
Ensco plc (United Kingdom)(b)	4.50%	10/1/2024	16,899	11,068,845
Ensco plc (United Kingdom)(b)	5.20%	3/15/2025	33,214	22,253,380
Forum Energy Technologies, Inc.	6.25%	10/1/2021	11,835	10,473,975
Noble Holding International Ltd.†	7.875%	2/1/2026	24,835	21,264,969
Pioneer Energy Services Corp.	6.125%	3/15/2022	7,266	4,468,590
Precision Drilling Corp. (Canada)(b)	5.25%	11/15/2024	13,978	11,671,630
Rowan Cos., Inc.	4.75%	1/15/2024	15,436	11,731,360
Transocean Phoenix 2 Ltd.†	7.75%	10/15/2024	7,482	7,482,400
Transocean Pontus Ltd.†	6.125%	8/1/2025	6,741	6,538,770
Transocean Proteus Ltd.†	6.25%	12/1/2024	10,600	10,202,500
Transocean, Inc.†	7.50%	1/15/2026	12,803	11,298,647
Unit Corp.	6.625%	5/15/2021	2,445	2,237,175
Total				173,211,092

30	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Oil Refining & Marketing 0.32%
Citgo Holding, Inc.†	10.75%	2/15/2020		$23,028	$23,546,130
Tupras Turkiye Petrol Rafinerileri AS (Turkey)†(b)	4.50%	10/18/2024		17,115	15,021,151
Total					38,567,281

Packaging 0.30%
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026		11,810	12,636,700
Pactiv LLC	7.95%	12/15/2025		11,829	11,592,420
Sealed Air Corp.†	6.875%	7/15/2033		12,427	12,458,068
Total					36,687,188

Personal & Household Products 0.86%
Church & Dwight Co., Inc.	3.15%	8/1/2027		22,128	20,865,102
Church & Dwight Co., Inc.	3.95%	8/1/2047		5,392	4,932,154
Energizer Gamma Acquisition, Inc.†	6.375%	7/15/2026		12,362	11,373,040
Gibson Brands, Inc.†(k)	8.88%	8/1/2018		19,905	16,620,675
Mattel, Inc.	2.35%	8/15/2021		28,026	24,943,140
Mattel, Inc.†	6.75%	12/31/2025		14,059	12,578,447
SC Johnson & Son, Inc.†	4.75%	10/15/2046		12,635	13,741,249
Total					105,053,807

Pharmaceuticals 1.65%
Bausch Health Cos., Inc.†(a)	4.50%	5/15/2023	EUR	31,388	34,095,782
Bausch Health Cos., Inc.†	5.50%	3/1/2023		$22,796	20,868,370
Bausch Health Cos., Inc.†	5.625%	12/1/2021		41,550	40,952,719
Bausch Health Cos., Inc.†	5.875%	5/15/2023		20,719	19,242,771
Bausch Health Cos., Inc.†	7.00%	3/15/2024		12,232	12,384,900
Elanco Animal Health, Inc.†	4.90%	8/28/2028		13,882	14,160,756
Teva Pharmaceutical Finance Netherlands II BV(a)	1.875%	3/31/2027	EUR	13,100	12,041,453
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)(b)	3.15%	10/1/2026		$20,877	15,967,935
Valeant Pharmaceuticals International†	8.50%	1/31/2027		18,551	18,040,847
Zoetis, Inc.	3.90%	8/20/2028		13,486	13,246,873
Total					201,002,406

Printing & Publishing 0.15%
Meredith Corp.†	6.875%	2/1/2026		18,864	18,486,720

Property & Casualty 0.21%
Allstate Corp. (The)	3.28%	12/15/2026		12,471	12,250,094
Arch Capital Finance LLC	4.011%	12/15/2026		13,319	13,329,222
Total					25,579,316

See Notes to Financial Statements.	31

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Rail 0.56%
Central Japan Railway Co. (Japan)†(b)	4.25%	11/24/2045		$17,006	$17,836,052
China Railway Xunjie Co. Ltd. (China)(b)	3.25%	7/28/2026		4,608	4,311,784
Rumo Luxembourg Sarl (Luxembourg)†(b)	5.875%	1/18/2025		20,674	19,834,326
Rumo Luxembourg Sarl (Luxembourg)†(b)	7.375%	2/9/2024		14,853	15,519,900
Watco Cos. LLC/Watco Finance Corp.†	6.375%	4/1/2023		10,514	10,592,855
Total					68,094,917

Real Estate Development & Management 0.19%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada)†(b)	3.875%	3/20/2027		23,275	23,201,997

Real Estate Investment Trusts 0.83%
Alexandria Real Estate Equities, Inc.	3.95%	1/15/2028		14,750	14,281,485
EPR Properties	4.50%	6/1/2027		13,546	13,085,572
EPR Properties	4.75%	12/15/2026		9,030	8,951,198
Goodman US Finance Four LLC†	4.50%	10/15/2037		11,486	10,981,891
Goodman US Finance Three LLC†	3.70%	3/15/2028		7,763	7,406,936
National Retail Properties, Inc.	4.30%	10/15/2028		20,243	20,394,694
Prologis LP	3.875%	9/15/2028		8,980	9,165,709
VEREIT Operating Partnership LP	4.875%	6/1/2026		17,065	17,091,343
Total					101,358,828

Recreation & Travel 0.58%
eDreams ODIGEO SA†(a)	5.50%	9/1/2023	EUR	11,565	12,452,777
Royal Caribbean Cruises Ltd.	7.50%	10/15/2027		$16,918	20,146,117
Silversea Cruise Finance Ltd.†	7.25%	2/1/2025		18,091	19,216,260
Six Flags Entertainment Corp.†	4.875%	7/31/2024		13,503	12,760,335
Six Flags Entertainment Corp.†	5.50%	4/15/2027		6,860	6,482,700
Total					71,058,189

Reinsurance 0.45%
AXIS Specialty Finance plc (United Kingdom)(b)	5.15%	4/1/2045		16,694	16,087,210
Berkshire Hathaway, Inc.	2.75%	3/15/2023		7,903	7,762,294
Berkshire Hathaway, Inc.	3.125%	3/15/2026		7,903	7,671,064
Transatlantic Holdings, Inc.	8.00%	11/30/2039		17,809	23,840,231
Total					55,360,799

Restaurants 0.55%
Darden Restaurants, Inc.	3.85%	5/1/2027		4,496	4,335,155
Darden Restaurants, Inc.	4.55%	2/15/2048		8,095	7,478,598
IRB Holding Corp.†	6.75%	2/15/2026		13,514	11,858,535

32	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Restaurants (continued)
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC†	4.75%	6/1/2027		$25,312	$23,603,440
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC†	5.00%	6/1/2024		20,332	19,671,210
Total					66,946,938

Software/Services 2.85%
Alibaba Group Holding Ltd. (China)(b)	3.125%	11/28/2021		18,436	18,249,322
Autodesk, Inc.	3.50%	6/15/2027		27,008	25,174,588
Banff Merger Sub, Inc.†	9.75%	9/1/2026		13,245	12,152,288
Citrix Systems, Inc.	4.50%	12/1/2027		17,872	17,122,755
First Data Corp.†	5.75%	1/15/2024		37,266	36,533,350
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc.†	6.00%	7/15/2025		13,134	12,887,737
Match Group, Inc.†	5.00%	12/15/2027		28,090	25,913,025
Microsoft Corp.	2.40%	8/8/2026		22,252	20,844,932
Microsoft Corp.	3.125%	11/3/2025		33,202	32,884,051
Microsoft Corp.	3.30%	2/6/2027		26,383	26,174,460
Microsoft Corp.	4.50%	2/6/2057		21,428	22,932,613
salesforce.com, Inc.	3.70%	4/11/2028		17,807	17,932,266
Tencent Holdings Ltd. (China)†(b)	3.595%	1/19/2028		19,777	18,613,929
Tencent Holdings Ltd. (China)†(b)	3.925%	1/19/2038		23,479	20,984,168
VeriSign, Inc.	4.75%	7/15/2027		8,783	8,269,634
VeriSign, Inc.	5.25%	4/1/2025		15,945	15,845,344
Visa, Inc.	3.15%	12/14/2025		14,645	14,411,821
Total					346,926,283

Specialty Retail 1.41%
Asbury Automotive Group, Inc.	6.00%	12/15/2024		13,310	12,810,875
Best Buy Co., Inc.	4.45%	10/1/2028		26,980	25,799,801
Claire’s Stores, Inc.	14.00%	3/15/2039		2,500	4,020,825
Guitar Center Escrow Issuer, Inc.†	9.50%	10/15/2021		13,342	12,374,705
Hot Topic, Inc.†	9.25%	6/15/2021		10,679	10,518,815
Levi Strauss & Co.(a)	3.375%	3/15/2027	EUR	11,100	12,706,744
PetSmart, Inc.†	5.875%	6/1/2025		$16,272	11,837,880
PVH Corp.(a)	3.125%	12/15/2027	EUR	11,316	12,167,393
Tapestry, Inc.	4.125%	7/15/2027		$16,634	15,600,348
Tiffany & Co.	4.90%	10/1/2044		18,993	17,093,876
Under Armour, Inc.	3.25%	6/15/2026		16,094	13,430,084
Weight Watchers International, Inc.†	8.625%	12/1/2025		22,325	22,855,219
Total					171,216,565

See Notes to Financial Statements.	33

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Steel Producers/Products 0.33%
Allegheny Technologies, Inc.	7.875%	8/15/2023		$17,595	$18,012,881
Joseph T Ryerson & Son, Inc.†	11.00%	5/15/2022		6,884	6,952,840
Steel Dynamics, Inc.	4.125%	9/15/2025		10,927	10,093,816
Steel Dynamics, Inc.	5.00%	12/15/2026		5,285	5,020,750
Total					40,080,287

Support: Services 2.26%
AECOM	5.125%	3/15/2027		3,205	2,756,300
Ahern Rentals, Inc.†	7.375%	5/15/2023		13,025	10,485,125
Ashtead Capital, Inc.†	4.375%	8/15/2027		13,664	12,365,920
Brand Industrial Services, Inc.†	8.50%	7/15/2025		19,863	17,032,523
Brink’s Co. (The)†	4.625%	10/15/2027		18,978	17,369,235
Cleveland Clinic Foundation (The)	4.858%	1/1/2114		8,223	8,462,250
Cloud Crane LLC†	10.125%	8/1/2024		9,910	10,207,300
Garda World Security Corp. (Canada)†(b)	8.75%	5/15/2025		13,762	12,592,230
IHS Markit Ltd. (United Kingdom)†(b)	4.00%	3/1/2026		29,435	27,448,137
IHS Markit Ltd. (United Kingdom)(b)	4.75%	8/1/2028		17,974	17,570,124
Jurassic Holdings III, Inc.†	6.875%	2/15/2021		16,782	14,264,700
Marble II Pte Ltd. (Singapore)†(b)	5.30%	6/20/2022		26,573	25,719,528
Metropolitan Museum of Art (The)	3.40%	7/1/2045		23,378	22,126,113
Monitronics International, Inc.	9.125%	4/1/2020		10,520	2,722,050
Prime Security Services Borrower LLC/Prime Finance, Inc.†	9.25%	5/15/2023		13,503	13,958,726
Ritchie Bros Auctioneers, Inc. (Canada)†(b)	5.375%	1/15/2025		13,118	12,790,050
United Rentals North America, Inc.	4.625%	10/15/2025		11,437	10,236,115
United Rentals North America, Inc.	4.875%	1/15/2028		21,596	19,004,480
United Rentals North America, Inc.	5.875%	9/15/2026		6,713	6,352,176
WeWork Cos., Inc.†	7.875%	5/1/2025		13,453	12,006,803
Total					275,469,885

Technology Hardware & Equipment 0.96%
Banff Merger Sub, Inc.†(a)	8.375%	9/1/2026	EUR	11,553	12,287,473
CDW LLC/CDW Finance Corp.	5.50%	12/1/2024		$15,000	14,887,500
Dell International LLC/EMC Corp.†	6.02%	6/15/2026		20,895	21,029,343
Dell International LLC/EMC Corp.†	7.125%	6/15/2024		30,859	31,422,783
HP, Inc.	6.00%	9/15/2041		13,421	13,405,781
Western Digital Corp.	4.75%	2/15/2026		27,985	24,381,931
Total					117,414,811

34	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Telecommunications: Satellite 0.52%
Intelsat Connect Finance SA (Luxembourg)†(b)	9.50%	2/15/2023		$14,157	$12,245,805
Intelsat Jackson Holdings SA (Luxembourg)(b)	5.50%	8/1/2023		28,802	25,201,750
Intelsat Jackson Holdings SA (Luxembourg)†(b)	8.50%	10/15/2024		26,155	25,501,125
Total					62,948,680

Telecommunications: Wireless 1.44%
Sprint Capital Corp.	6.875%	11/15/2028		100,288	95,022,880
T-Mobile USA, Inc.	6.00%	4/15/2024		13,317	13,350,293
T-Mobile USA, Inc.	6.375%	3/1/2025		27,346	27,755,096
T-Mobile USA, Inc.	6.50%	1/15/2026		38,271	39,132,097
Total					175,260,366

Telecommunications: Wireline Integrated & Services 2.28%
CenturyLink, Inc.	5.625%	4/1/2025		21,924	19,347,930
CenturyLink, Inc.	7.50%	4/1/2024		55,045	53,256,037
DKT Finance ApS (Denmark)†(b)	9.375%	6/17/2023		19,101	19,626,278
Equinix, Inc.(a)	2.875%	2/1/2026	EUR	37,001	40,292,207
GCI LLC	6.875%	4/15/2025		$13,026	12,700,350
Hellas Telecommunications Luxembourg II SCA (Luxembourg)†(b)(k)	Zero Coupon	1/15/2015		15,000	1,500	(c)
InterXion Holding NV†(a)	4.75%	6/15/2025	EUR	16,771	19,747,749
Level 3 Financing, Inc.	5.25%	3/15/2026		$9,860	9,046,550
Motorola Solutions, Inc.	4.60%	2/23/2028		13,419	13,152,671
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC	8.25%	10/15/2023		21,109	18,470,375
Verizon Communications, Inc.	2.625%	8/15/2026		64,987	59,050,441
WTT Investment Ltd. (Hong Kong)†(b)	5.50%	11/21/2022		13,508	13,213,776
Total					277,905,864

Theaters & Entertainment 0.07%
AMC Entertainment Holdings, Inc.	5.875%	11/15/2026		9,360	8,049,600

Tobacco 0.16%
Imperial Brands Finance PLC (United Kingdom)†(b)	4.25%	7/21/2025		19,446	19,162,276

Transportation: Infrastructure/Services 1.02%
Aeropuerto Internacional de Tocumen SA (Panama)†(b)	6.00%	11/18/2048		22,350	22,265,070
Autopistas del Sol SA (Costa Rica)†(b)	7.375%	12/30/2030		12,537	11,471,271
Autoridad del Canal de Panama (Panama)†(b)	4.95%	7/29/2035		8,750	8,946,962
CH Robinson Worldwide, Inc.	4.20%	4/15/2028		20,351	20,458,147

See Notes to Financial Statements.	35

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Transportation: Infrastructure/Services (continued)
Delhi International Airport Ltd. (India)†(b)	6.125%	10/31/2026		$7,372	$7,169,639
Kirby Corp.	4.20%	3/1/2028		18,006	17,653,116
Promontoria Holding BV†(a)	6.75%	8/15/2023	EUR	11,540	12,844,094
Stena AB (Sweden)†(b)	7.00%	2/1/2024		$14,542	13,305,930
XPO CNW, Inc.	6.70%	5/1/2034		12,256	10,478,880
Total					124,593,109
Total High Yield Corporate Bonds (cost $8,499,009,489)					8,066,100,043

MUNICIPAL BONDS 4.41%

Air Transportation 0.31%
Los Angeles, CA	5.575%	5/15/2020		9,340	9,666,713
Miami Dade Cnty, FL	3.982%	10/1/2041		9,660	9,297,364
Miami-Dade Cnty, FL	4.28%	10/1/2041		18,040	18,276,504
Total					37,240,581

Education 1.10%
California St Univ	3.899%	11/1/2047		33,030	32,371,382
Ohio Univ	5.59%	12/1/2114		8,904	10,176,916
Permanent University Fund - Texas A&M University System	3.66%	7/1/2047		78,015	75,109,722
Univ of California Bd of Regents	6.548%	5/15/2048		12,463	16,475,961
Total					134,133,981

General Obligation 1.30%
California	7.55%	4/1/2039		15,015	21,561,390
Chicago Transit Auth, IL	6.899%	12/1/2040		8,926	11,425,637
Chicago, IL	5.432%	1/1/2042		22,392	19,898,651
Chicago, IL	6.314%	1/1/2044		22,402	22,120,183
District of Columbia	5.591%	12/1/2034		14,130	16,802,972
Honolulu City & Cnty, HI	5.418%	12/1/2027		6,620	7,790,350
Los Angeles Unif Sch Dist, CA	5.75%	7/1/2034		8,927	10,584,476
Massachusetts	4.20%	12/1/2021		7,355	7,537,625
New York City	5.985%	12/1/2036		10,161	12,310,763
Ohio St Univ	4.048%	12/1/2056		6,271	6,250,807
Pennsylvania	5.45%	2/15/2030		12,190	14,053,119
The Bd of Governors of the Univ of North Carolina	3.847%	12/1/2034		7,950	8,294,076
Total					158,630,049

36	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Government Guaranteed 0.04%
City & County of San Francisco CA	5.45%		6/15/2025	$4,540	$5,137,600

Lease Obligation 0.05%
Wisconsin Gen Fund Annual	3.294%		5/1/2037	7,145	6,487,017

Miscellaneous 0.74%
Dallas Convention Center Hotel Dev Corp., TX	7.088%		1/1/2042	17,795	22,936,865
New York City Indl Dev Agy†	11.00%		3/1/2029	22,198	29,277,386
Pasadena Public Fing Auth	7.148%		3/1/2043	26,795	37,568,198
Total					89,782,449

Tax Revenue 0.47%
Massachusetts Sch Bldg Auth	5.715%		8/15/2039	20,055	24,613,902
Memphis-Shelby County Industrial Development Board, TN	7.00%		7/1/2045	12,890	13,403,409
San Jose Redev Agy, CA	2.259%		8/1/2020	19,600	19,430,852
Total					57,448,163

Transportation: Infrastructure/Services 0.26%
Chicago Transit Auth, IL	6.20%		12/1/2040	12,385	15,072,545
Port of Seattle, WA	3.571%		5/1/2032	6,380	6,261,396
Port of Seattle, WA	3.755%		5/1/2036	10,835	10,656,764
Total					31,990,705

Utilities 0.14%
San Antonio, TX Elec & Gas	5.718%		2/1/2041	13,240	16,491,612
Total Municipal Bonds (cost $539,585,571)					537,342,157

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITY 0.37%
Caesars Palace Las Vegas Trust 2017-VICI D† (cost $45,508,794)	4.354%	#(m)	10/15/2034	44,851	44,940,841

	Dividend Rate			Shares (000)
PREFERRED STOCK 0.01%

Energy: Exploration & Production
Templar Energy LLC (cost $3,769,749)	Zero Coupon			378	1,135,289

See Notes to Financial Statements.	37

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
U.S. TREASURY OBLIGATIONS 2.16%

Government
U.S. Treasury Inflation Indexed Note(n)	0.50%	1/15/2028	$141,520	$135,155,653
U.S. Treasury Note	2.75%	5/31/2023	109,121	110,329,798
U.S. Treasury Note	3.125%	11/15/2028	17,265	17,923,321
Total				263,408,772
Total U.S. Treasury Obligations (cost $261,724,513)				263,408,772

WARRANT 0.00%

	Exercise Price	Expiration Date	Shares (000)
Personal & Household Products
Remington Outdoor Co., Inc. (cost $871,457)	$35.05	5/15/2022	165	1,651 (d)
Total Long-Term Investments (cost $13,776,662,041)				13,221,242,181

			Principal Amount (000)
SHORT-TERM INVESTMENT 0.17%

REPURCHASE AGREEMENT
Repurchase Agreement dated 12/31/2018, 1.45% due 1/2/2019 with Fixed Income Clearing Corp. collateralized by $20,280,000 of U.S. Treasury Note at 2.875% due 7/31/2025; $345,000 of U.S. Treasury Note at 2.00% due 8/15/2025; value: $21,143,406; proceeds: $20,727,245 (cost $20,725,575)			$20,726	20,725,575
Total Investments in Securities 108.73% (cost $13,797,387,616)				13,241,967,756
Less Unfunded Loan Commitments (0.11%) (cost $13,484,922)				(13,406,167)
Net Investments in Securities 108.62% (cost $13,783,902,694)				13,228,561,589
Liabilities in Excess of Cash and Other Assets(o) (8.62%)				(1,049,862,015)
Net Assets 100.00%				$12,178,699,574

38	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

AUD	Australian dollar.
BRL	Brazilian real.
CAD	Canadian dollar.
EUR	Euro.
UYU	Uruguayan Peso.
ADR	American Depositary Receipt.
EURIBOR	Euro Interbank Offered Rate.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
Units	More than one class of securities traded together.

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2018.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.
(c)	Level 3 Investment as described in Note 2(p) in the Notes to Financials. Security fair valued by the Pricing Committee.
(d)	Level 3 Investment as described in Note 2(p) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(e)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2018.
(f)	Level 3 Investment as described in Note 2(p) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(g)	Interest rate to be determined.
(h)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(i)	Security is perpetual in nature and has no stated maturity.
(j)	Variable Rate is Fixed to Float: Rate remains fixed until a designated future date.
(k)	Defaulted (non-income producing security).
(l)	Security has been fully or partially segregated for open reverse repurchase agreements as of December 31, 2018 (See Note 2(n)).
(m)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(n)	Treasury Inflation Protected Security. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.
(o)	Liabilities in Excess of Cash, Foreign Cash and Other Assets include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts, reverse repurchase agreements and swaps as follows:

See Notes to Financial Statements.	39

Schedule of Investments (continued)

December 31, 2018

Centrally Cleared Credit Default Swaps on Indexes - Buy Protection at December 31, 2018(1):

Referenced Index	Central Clearing party	Fund Pays (Quarterly)	Termination Date	Notional Amount	Notional Value	Payments Upfront(2)	Unrealized Appreciation(3)
Markit CDX.NA.IG.31(4)(5)	Credit Suisse	1.00%	12/20/2023	$954,831,000	$960,154,660	$(11,831,686)	$6,508,026

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received by Central Clearing Party are presented net of amortization (See Note 2(i)).
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $6,508,026. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of investment grade securities.

Credit Default Swaps on Indexes/Issuer - Sell Protection at December 31, 2018(1):

Referenced Index/Issuer	Swap Counterparty	Fund Receives (Quarterly)	Termi- nation Date	Notional Amount	Notional Value	Payments Upfront(2)	Unrealized Appreciation (Depreciation)(3)	Credit Default Swap Agreements Payable at Fair Value(4)
Markit CMBX. NA.BBB.9*	Credit Suisse	3.00%	9/17/2058	$22,888,000	$20,108,539	$(1,873,599)	$(905,862)	$(2,779,461)
Markit CMBX. NA.BBB.10*	Credit Suisse	3.00%	11/17/2059	50,333,000	44,542,919	(3,593,591)	(2,196,490)	(5,790,081)
Markit CMBX. NA.BBB.9*	Deutsche Bank	3.00%	9/17/2058	36,637,000	32,187,895	(2,999,085)	(1,450,020)	(4,449,105)
Markit CMBX. NA.BBB.10*	Deutsche Bank	3.00%	11/17/2059	9,149,000	8,096,540	(653,205)	(399,255)	(1,052,460)
Markit CMBX. NA.BBB.11*	Deutsche Bank	3.00%	11/18/2054	9,162,000	8,007,962	(603,616)	(550,422)	(1,154,038)
Markit CMBX. NA.BBB.9*	Goldman Sachs	3.00%	9/17/2058	13,539,000	11,894,858	(1,108,295)	(535,847)	(1,644,142)
Markit CMBX. NA.BBB.10*	Goldman Sachs	3.00%	11/17/2059	38,427,000	34,006,532	(2,743,546)	(1,676,922)	(4,420,468)
Markit CMBX. NA.BBB.11*	J.P.Morgan Chase	3.00%	11/18/2054	4,607,000	4,026,706	(303,521)	(276,773)	(580,294)
Markit CMBX. NA.BBB.9*	Morgan Stanley	3.00%	9/17/2058	56,159,000	49,339,193	(4,597,144)	(2,222,663)	(6,819,807)
Markit CMBX. NA.BBB.10*	Morgan Stanley	3.00%	11/17/2059	84,071,000	74,399,852	(6,002,360)	(3,668,788)	(9,671,148)
Markit CMBX. NA.BBB.11*	Morgan Stanley	3.00%	11/18/2054	120,987,000	105,747,581	(7,970,929)	(7,268,490)	(15,239,419)
Tesla	J.P.Morgan Chase	1.00%	6/20/2020	15,704,000	15,110,452	(978,073)	384,525	(593,548)
						$(33,426,964)	$(20,767,007)	$(54,193,971)

*	The Referenced Index is for Credit Default Swaps on Indexes, which is comprised of a basket of emerging market sovereign issuers. (See Note 2(i)).

40	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received by Central Clearinghouse are presented net of amortization (See Note 2(i)).
(3)	Total unrealized appreciation on Credit Default Swaps in Indexes amounted to $384,525. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $21,151,532.
(4)	Includes upfront payments received.

Total Return Swap Contracts at December 31, 2018:

Swap Counterparty	Referenced Index*	Referenced Spread	Units	Position	Termination Date	Notional Amount	Notional Value	Unrealized Appreciation
Goldman Sachs	IBXXLL	3 Mo. LIBOR + .00%	154,457	Short	3/20/2019	$25,775,000	$25,169,915	$605,085
Morgan Stanley	IBXXLL	3 Mo. LIBOR + .00%	82,373	Short	3/20/2019	13,571,000	13,423,345	147,655
J.P.Morgan Chase	IBXXLL	3 Mo. LIBOR + .00%	148,505	Short	3/20/2019	24,429,000	24,199,932	229,068
						$63,775,000	$62,793,192	$981,808

*	iBoxx Leverage Loan Index.

Open Forward Foreign Currency Exchange Contracts at December 31, 2018:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
euro	Buy	J.P. Morgan	2/19/2019	3,350,000	$3,818,172	$3,853,335	$35,163
euro	Buy	Toronto Dominion Bank	4/10/2019	6,500,000	7,477,698	7,509,350	31,652
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$66,815

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
euro	Sell	State Street Bank and Trust	2/19/2019	95,000,000	$108,495,738	$109,273,672	$(777,934)
euro	Sell	Toronto Dominion Bank	3/7/2019	196,500,000	224,494,176	226,330,257	(1,836,081)
euro	Sell	State Street Bank and Trust	4/10/2019	11,329,000	13,019,524	13,088,220	(68,696)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(2,682,711)

See Notes to Financial Statements.	41

Schedule of Investments (continued)

December 31, 2018

Open Futures Contracts at December 31, 2018:

				Notional		Notional		Unrealized
Type	Expiration	Contracts	Position	Amount		Value		Appreciation
U.S. 2-Year Treasury Note	March 2019	8,690	Long		$1,836,743,103		$1,844,995,625	$8,252,522
U.S. 5-Year Treasury Note	March 2019	12,408	Long		1,401,414,983		1,423,042,500	21,627,517
Total Unrealized Appreciation on Open Futures Contracts								$29,880,039

				Notional		Notional		Unrealized
Type	Expiration	Contracts	Position	Amount		Value		Depreciation
Euro-Bobl	March 2019	56	Short	EUR	(7,409,260)	EUR	(7,421,120)	$(13,588)
U.S. 10-Year Treasury Note	March 2019	293	Short		$(34,896,250)		$(35,750,578)	(854,328)
U.S. 10-Year Ultra Treasury Bond	March 2019	60	Short		(7,560,830)		(7,804,688)	(243,858)
U.S. Long Bond	March 2019	8,386	Short		(1,167,997,300)		(1,224,356,000)	(56,358,700)
Ultra Long U.S. Treasury Bond	March 2019	376	Short		(57,218,902)		(60,406,750)	(3,187,848)
Total Unrealized Depreciation on Open Futures Contracts								$(60,658,322)

Reverse Repurchase Agreement Payable as of December 31, 2018:

Counterparty	Principal	Collateral Held by Counterparty	Interest Rate(1)	Trade Date	Maturity Date(2)	Fair Value(3)
J.P. Morgan Chase & Co	$1,867,331	$2,400,000 principal, Mohegan Gaming & Entertainment at 7.875% due 10/15/2024, $2,253,000 fair value	(6.00)%	4/6/2019	On Demand	$1,783,301

(1)	The negative interest rate on the reverse repurchase agreement results in interest income to the Fund.
(2)	This reverse repurchase agreement has no stated maturity and may be terminated by either party at any time.
(3)	Total fair value of reverse repurchase agreements is presented net of interest receivable of $84,030.

42	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$326,089,447	$–	$326,089,447
Common Stocks
Auto Parts & Equipment	–	15,176,425	–	15,176,425
Beverages	–	12,577,204	–	12,577,204
Electric: Integrated	62,678,839	117,832	–	62,796,671
Energy: Exploration & Production	20,805,400	260,514	–	21,065,914
Gas Distribution	18,024,385	757,898	–	18,782,283
Media: Content	13,304,613	–	2,651,730	15,956,343
Personal & Household Products	27,661,009	1,596,543	10,527,700	39,785,252
Specialty Retail	131,865,802	12,700,162	–	144,565,964
Remaining Industries	810,123,979	–	–	810,123,979
Convertible Bonds	–	59,562,214	–	59,562,214
Floating Rate Loans
Diversified Capital Goods	–	–	8,111,344	8,111,344
Oil Field Equipment & Services	–	–	16,087,616	16,087,616
Personal & Household Products	–	36,671,980	26,030,423	62,702,403
Specialty Retail	–	128,646,723	–	128,646,723
Remaining Industries	–	575,779,442	–	575,779,442
Foreign Bonds	–	25,182,914	–	25,182,914
Foreign Government Obligations	–	874,114,920	–	874,114,920
Government Sponsored Enterprises Pass-Through	–	1,077,800,203	–	1,077,800,203
High Yield Corporate Bonds
Automakers	–	93,967,561	1,500	93,969,061
Banking	–	511,934,167	2,250	511,936,417
Metals/Mining (Excluding Steel)	–	248,823,168	19	248,823,187
Telecommunications: Wireline Integrated & Services	–	277,904,364	1,500	277,905,864
Remaining Industries	–	6,933,465,514	–	6,933,465,514
Municipal Bonds	–	537,342,157	–	537,342,157
Non-Agency Commercial Mortgage-Backed Security	–	44,940,841	–	44,940,841
Preferred Stock	–	1,135,289	–	1,135,289
U.S. Treasury Obligations	–	263,408,772	–	263,408,772
Warrant	–	–	1,651	1,651
Short-Term Investment
Repurchase Agreement	–	20,725,575	–	20,725,575
Total	$1,084,464,027	$12,080,681,829	$63,415,733	$13,228,561,589

See Notes to Financial Statements.	43

Schedule of Investments (continued)

December 31, 2018

Investment Type(2)(3)	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$6,508,026	$–	$6,508,026
Liabilities	–	–	–	–
Credit Default Swap Contracts
Assets	–	–	–	–
Liabilities	–	(54,193,971)	–	(54,193,971)
Forward Foreign Currency Exchange Contracts
Assets	–	66,815	–	66,815
Liabilities	–	(2,682,711)	–	(2,682,711)
Futures Contracts
Assets	29,880,039	–	–	29,880,039
Liabilities	(60,658,322)	–	–	(60,658,322)
Reverse Repurchase Agreement
Assets	–	–	–	–
Liabilities	–	(1,783,301)	–	(1,783,301)
Total Return Swaps Contracts
Assets	–	981,808	–	981,808
Liabilities	–	–	–	–
Unfunded Commitments
Assets	–	–	–	–
Liabilities	–	(78,775)	–	(78,775)
Total	$(30,778,283)	$(51,182,109)	$–	$(81,960,392)

(1)	Refer to Note 2(p) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2018.

44	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2018

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset-Backed Securities	Common Stocks	Convertible Bonds	Floating Rate Loans	High Yield Corporate Bonds	Warrant
Balance as of January 1, 2018	$24,081,974	$2,080,250	$172,761	$30,576,590	$3,428,378	$–
Accrued Discounts (Premiums)	–	–	–	187,215	(40,488)	–
Realized Gain (Loss)	–	–	182,507	(48,634)	(329,484)	–
Change in Unrealized Appreciation (Depreciation)	–	2,867,961	1,264,361	(5,995,040)	656,325	(869,811)
Purchases	–	8,231,219	–	96,862,936	4,628,906	871,462
Sales	–	–	(1,619,629)	(71,353,684)	(5,736,650)	–
Transfers into Level 3	–	–	–	–	–	–
Transfers out of Level 3	(24,081,974)	–	–	–	(2,601,718)	–
Balance as of December 31, 2018	$–	$13,179,430	$–	$50,229,383	$5,269	$1,651
Change in unrealized appreciation/depreciation for the year ended December 31, 2018, related to Level 3 investments held at December 31, 2018	$–	$2,867,961	$–	$(2,572,324)	$–	$(869,806)

See Notes to Financial Statements.	45

Statement of Assets and Liabilities

December 31, 2018

ASSETS:
Investments in securities, at fair value (cost $13,783,902,694)	$13,228,561,589
Cash	10,401,380
Deposits with brokers for futures collateral	20,470,178
Deposits with brokers for swaps collateral	65,752,647
Receivables:
Interest and dividends	152,362,414
Capital shares sold	89,154,215
Investment securities sold	61,165,121
Total return swap, at fair value	981,808
Unrealized appreciation on forward foreign currency exchange contracts	66,815
Prepaid expenses and other assets	256,274
Total assets	13,629,172,441
LIABILITIES:
Payables:
Investment securities purchased	1,246,991,894
Capital shares reacquired	77,313,459
Management fee	4,716,923
Variation margin on futures contracts	3,459,923
12b-1 distribution plan	2,422,428
Directors’ fees	2,019,350
Fund administration	427,103
Variation margin for centrally cleared credit default swap agreements	976,992
Unrealized depreciation on forward foreign currency exchange contracts	2,682,711
Reverse repurchase agreement payable, at fair value	1,783,301
Credit default swap agreements payable, at fair value (including upfront payments of $33,426,964)	54,193,971
Unrealized depreciation on unfunded commitments	78,755
Distributions payable	50,513,247
Accrued expenses and other liabilities	2,892,810
Total liabilities	1,450,472,867
NET ASSETS	$12,178,699,574
COMPOSITION OF NET ASSETS:
Paid-in capital	$12,932,270,435
Total distributable earnings (loss)	(753,570,861)
Net Assets	$12,178,699,574

46	See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

December 31, 2018

Net assets by class:
Class A Shares	$4,252,131,885
Class C Shares	$1,296,749,382
Class F Shares	$3,827,057,342
Class F3 Shares	$1,533,935,198
Class I Shares	$927,023,889
Class P Shares	$17,453,496
Class R2 Shares	$6,459,881
Class R3 Shares	$152,743,431
Class R4 Shares	$18,847,051
Class R5 Shares	$30,204,223
Class R6 Shares	$116,093,796
Outstanding shares by class:
Class A Shares (1.14 billion shares of common stock authorized, $.001 par value)	569,428,784
Class C Shares (600 million shares of common stock authorized, $.001 par value)	173,180,178
Class F Shares (1.2 billion shares of common stock authorized, $.001 par value)	513,259,630
Class F3 Shares (300 million shares of common stock authorized, $.001 par value)	206,367,862
Class I Shares (300 million shares of common stock authorized, $.001 par value)	124,832,908
Class P Shares (160 million shares of common stock authorized, $.001 par value)	2,284,787
Class R2 Shares (300 million shares of common stock authorized, $.001 par value)	864,937
Class R3 Shares (300 million shares of common stock authorized, $.001 par value)	20,488,210
Class R4 Shares (300 million shares of common stock authorized, $.001 par value)	2,523,115
Class R5 Shares (300 million shares of common stock authorized, $.001 par value)	4,062,448
Class R6 Shares (300 million shares of common stock authorized, $.001 par value)	15,620,661
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$7.47
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$7.64
Class C Shares-Net asset value	$7.49
Class F Shares-Net asset value	$7.46
Class F3 Shares-Net asset value	$7.43
Class I Shares-Net asset value	$7.43
Class P Shares-Net asset value	$7.64
Class R2 Shares-Net asset value	$7.47
Class R3 Shares-Net asset value	$7.46
Class R4 Shares-Net asset value	$7.47
Class R5 Shares-Net asset value	$7.43
Class R6 Shares-Net asset value	$7.43

See Notes to Financial Statements.	47

Statement of Operations

For the Year Ended December 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $296,296)	$17,437,801
Interest and other (net of foreign withholding taxes of $222,634)	623,869,677
Total investment income	641,307,478
Expenses:
Management fee	57,707,822
12b-1 distribution plan-Class A	9,089,838
12b-1 distribution plan-Class B	11,001
12b-1 distribution plan-Class C	13,397,010
12b-1 distribution plan-Class F	4,181,915
12b-1 distribution plan-Class P	75,081
12b-1 distribution plan-Class R2	45,645
12b-1 distribution plan-Class R3	763,173
12b-1 distribution plan-Class R4	34,867
12b-1 distribution plan-Class T	14
Shareholder servicing	9,977,241
Fund administration	5,245,782
Reports to shareholders	1,207,070
Registration	923,699
Directors’ fees	454,986
Professional	404,797
Custody	372,695
Other	272,014
Gross expenses	104,164,650
Expense reductions (See Note 9)	(271,938)
Net expenses	103,892,712
Net investment income	537,414,766
Net realized and unrealized gain (loss):
Net realized loss on investments	(69,214,851)
Net realized gain on futures contracts	71,052,013
Net realized gain on foreign currency exchange contracts	18,439,734
Net realized gain on swap contracts	5,856,417
Net realized gain on foreign currency related transactions	1,344,190
Net change in unrealized appreciation/depreciation on investments	(1,046,999,577)
Net change in unrealized appreciation/depreciation on futures contracts	(26,437,560)
Net change in unrealized appreciation/depreciation on foreign currency exchange contracts	880,506
Net change in unrealized appreciation/depreciation on swap contracts	(738,058)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(33,671)
Net change in unrealized appreciation/depreciation on unfunded commitments	(78,755)
Net realized and unrealized loss	(1,045,929,612)
Net Decrease in Net Assets Resulting From Operations	$(508,514,846)

48	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Operations:
Net investment income	$537,414,766	$439,928,311
Net realized gain on investments, futures contracts, foreign currency exchange contracts, swaps and foreign currency related transactions	27,477,503	355,943,469
Net change in unrealized appreciation/depreciation on investments, futures contracts, foreign currency exchange contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	(1,073,407,115)	148,832,514
Net increase (decrease) in net assets resulting from operations	(508,514,846)	944,704,294
Distributions to shareholders:(1)
Class A	(273,541,757)	(210,833,042)
Class B	(36,443)	(1,029,002)
Class C	(82,853,966)	(78,585,851)
Class F	(255,883,833)	(181,977,391)
Class F3	(89,827,609)	(16,349,940)
Class I	(65,360,758)	(31,720,637)
Class P	(1,192,680)	(1,718,291)
Class R2	(416,429)	(365,838)
Class R3	(8,820,786)	(6,435,618)
Class R4	(909,635)	(263,835)
Class R5	(1,918,387)	(1,210,160)
Class R6	(6,994,963)	(2,080,644)
Class T	(249)	(237)
Total distributions to shareholders	(787,757,495)	(532,570,486)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	4,366,086,058	6,456,007,068
Reinvestment of distributions	696,869,024	464,691,431
Cost of shares reacquired	(4,183,622,590)	(4,192,283,810)
Net increase in net assets resulting from capital share transactions	879,332,492	2,728,414,689
Net increase (decrease) in net assets	(416,939,849)	3,140,548,497
NET ASSETS:
Beginning of year	$12,595,639,423	$9,455,090,926
End of year	$12,178,699,574	$12,595,639,423
Undistributed net investment income(2)	$–	$–

(1)	The SEC eliminated the requirement to disclose the source of distributions paid in 2018. For the year ended December 31, 2017, the source of distributions was net investment income as follows: Class A $(184,374,395), Class B $(977,132), Class C $(67,580,567), Class F $(159,926,082), Class F3 $(10,003,243), Class I $(25,599,464), Class P $(1,527,044), Class R2 $(312,078), Class R3 $(5,531,805), Class R4 $(216,101), Class R5 $(1,049,883), Class R6 $(1,694,324) and Class T $(176). Net realized gain - Class A $(26,458,647), Class B $(51,870), Class C $(11,005,284), Class F $(22,051,309), Class F3 $(6,346,697), Class I $(6,121,173), Class P $(191,247), Class R2 $(53,760), Class R3 $(903,813), Class R4 $(47,734), Class R5 $(160,277), Class R6 $(386,320) and Class T $(61).
(2)	The SEC eliminated the requirement to disclose undistributed net investment income in 2018. For the year ended December 31, 2017, the undistributed net investment income was $20,828,060.

See Notes to Financial Statements.	49

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment oper- ations	Net Investment income	Net realized gain	Total distri- butions
Class A
12/31/2018	$8.25	$0.33	$(0.63)	$(0.30)	$(0.36)	$(0.12)	$(0.48)
12/31/2017	7.93	0.33	0.39	0.72	(0.35)	(0.05)	(0.40)
12/31/2016	7.40	0.35	0.54	0.89	(0.36)	–	(0.36)
12/31/2015	7.93	0.32	(0.44)	(0.12)	(0.35)	(0.06)	(0.41)
12/31/2014	8.15	0.37	– (c)	0.37	(0.39)	(0.20)	(0.59)

Class C
12/31/2018	8.27	0.28	(0.63)	(0.35)	(0.31)	(0.12)	(0.43)
12/31/2017	7.95	0.28	0.39	0.67	(0.30)	(0.05)	(0.35)
12/31/2016	7.42	0.30	0.55	0.85	(0.32)	–	(0.32)
12/31/2015	7.95	0.27	(0.44)	(0.17)	(0.30)	(0.06)	(0.36)
12/31/2014	8.17	0.32	– (c)	0.32	(0.34)	(0.20)	(0.54)

Class F
12/31/2018	8.24	0.34	(0.64)	(0.30)	(0.36)	(0.12)	(0.48)
12/31/2017	7.92	0.34	0.39	0.73	(0.36)	(0.05)	(0.41)
12/31/2016	7.39	0.36	0.54	0.90	(0.37)	–	(0.37)
12/31/2015	7.91	0.33	(0.44)	(0.11)	(0.35)	(0.06)	(0.41)
12/31/2014	8.14	0.38	(0.01)	0.37	(0.40)	(0.20)	(0.60)

Class F3
12/31/2018	8.21	0.35	(0.63)	(0.28)	(0.38)	(0.12)	(0.50)
4/4/2017 to 12/31/2017(d)	8.01	0.25	0.27	0.52	(0.27)	(0.05)	(0.32)

Class I
12/31/2018	8.21	0.34	(0.63)	(0.29)	(0.37)	(0.12)	(0.49)
12/31/2017	7.89	0.35	0.38	0.73	(0.36)	(0.05)	(0.41)
12/31/2016	7.36	0.36	0.55	0.91	(0.38)	–	(0.38)
12/31/2015	7.89	0.34	(0.45)	(0.11)	(0.36)	(0.06)	(0.42)
12/31/2014	8.11	0.38	– (c)	0.38	(0.40)	(0.20)	(0.60)

Class P
12/31/2018	8.44	0.31	(0.64)	(0.33)	(0.35)	(0.12)	(0.47)
12/31/2017	8.11	0.34	0.39	0.73	(0.35)	(0.05)	(0.40)
12/31/2016	7.57	0.35	0.56	0.91	(0.37)	–	(0.37)
12/31/2015	8.10	0.33	(0.45)	(0.12)	(0.35)	(0.06)	(0.41)
12/31/2014	8.33	0.38	(0.01)	0.37	(0.40)	(0.20)	(0.60)

50	See Notes to Financial Statements.

		Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$7.47	(3.79)	0.79		4.11		$4,252,132	147
8.25	9.21	0.81		4.10		4,491,809	113
7.93	12.35	0.81		4.57		4,263,801	119
7.40	(1.74)	0.82		4.10		4,183,669	119
7.93	4.51	0.86		4.50		4,524,711	88

7.49	(4.38)	1.43		3.46		1,296,749	147
8.27	8.52	1.43		3.49		1,872,830	113
7.95	11.63	1.44		3.95		1,892,905	119
7.42	(2.35)	1.46		3.48		1,882,589	119
7.95	3.85	1.50		3.86		2,082,896	88

7.46	(3.83)	0.69		4.20		3,827,057	147
8.24	9.32	0.71		4.16		3,793,021	113
7.92	12.46	0.71		4.65		2,607,811	119
7.39	(1.53)	0.72		4.20		1,893,642	119
7.91	4.53	0.72		4.59		1,817,781	88

7.43	(3.57)	0.52		4.37		1,533,935	147
8.21	6.55 (e)	0.53	(f)	4.06	(f)	1,093,748	113

7.43	(3.77)	0.59		4.30		927,024	147
8.21	9.44	0.61		4.25		1,039,534	113
7.89	12.62	0.61		4.77		450,661	119
7.36	(1.59)	0.62		4.28		382,854	119
7.89	4.76	0.62		4.68		393,851	88

7.64	(4.00)	0.95		3.94		17,453	147
8.44	9.18	0.86		4.07		32,370	113
8.11	12.27	0.87		4.53		36,825	119
7.57	(1.66)	0.87		4.06		35,632	119
8.10	4.39	0.87		4.51		44,078	88

See Notes to Financial Statements.	51

Financial Highlights (concluded)

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment oper- ations	Net investment income	Net realized gain	Total distri- butions
Class R2
12/31/2018	$8.25	$0.30	$(0.64)	$(0.34)	$(0.32)	$(0.12)	$(0.44)
12/31/2017	7.93	0.30	0.39	0.69	(0.32)	(0.05)	(0.37)
12/31/2016	7.40	0.31	0.55	0.86	(0.33)	–	(0.33)
12/31/2015	7.93	0.29	(0.44)	(0.15)	(0.32)	(0.06)	(0.38)
12/31/2014	8.15	0.34	– (c)	0.34	(0.36)	(0.20)	(0.56)

Class R3
12/31/2018	8.24	0.30	(0.63)	(0.33)	(0.33)	(0.12)	(0.45)
12/31/2017	7.92	0.31	0.38	0.69	(0.32)	(0.05)	(0.37)
12/31/2016	7.39	0.32	0.55	0.87	(0.34)	–	(0.34)
12/31/2015	7.91	0.30	(0.44)	(0.14)	(0.32)	(0.06)	(0.38)
12/31/2014	8.14	0.35	(0.01)	0.34	(0.37)	(0.20)	(0.57)

Class R4
12/31/2018	8.25	0.33	(0.64)	(0.31)	(0.35)	(0.12)	(0.47)
12/31/2017	7.93	0.33	0.38	0.71	(0.34)	(0.05)	(0.39)
12/31/2016	7.40	0.34	0.55	0.89	(0.36)	–	(0.36)
6/30/2015 to 12/31/2015(g)	7.99	0.16	(0.52)	(0.36)	(0.17)	(0.06)	(0.23)

Class R5
12/31/2018	8.21	0.34	(0.63)	(0.29)	(0.37)	(0.12)	(0.49)
12/31/2017	7.86	0.35	0.41	0.76	(0.36)	(0.05)	(0.41)
12/31/2016	7.36	0.21	0.67	0.88	(0.38)	–	(0.38)
6/30/2015 to 12/31/2015(g)	7.95	0.17	(0.52)	(0.35)	(0.18)	(0.06)	(0.24)

Class R6
12/31/2018	8.21	0.35	(0.63)	(0.28)	(0.38)	(0.12)	(0.50)
12/31/2017	7.89	0.35	0.39	0.74	(0.37)	(0.05)	(0.42)
12/31/2016	7.37	0.37	0.53	0.90	(0.38)	–	(0.38)
6/30/2015 to 12/31/2015(g)	7.95	0.17	(0.51)	(0.34)	(0.18)	(0.06)	(0.24)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Commenced on April 4, 2017.
(e)	Not annualized.
(f)	Annualized.
(g)	Commenced on June 30, 2015.

52	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$7.47	(4.17)		1.19		3.71		$6,460	147
8.25	8.78		1.21		3.68		9,066	113
7.93	11.91		1.21		4.05		5,324	119
7.40	(2.13)		1.22		3.71		4,075	119
7.93	4.15		1.22		4.13		4,557	88

7.46	(4.21)		1.09		3.81		152,743	147
8.24	8.90		1.10		3.80		151,842	113
7.92	12.03		1.11		4.19		128,317	119
7.39	(1.91)		1.12		3.82		107,581	119
7.91	4.13		1.10		4.24		111,368	88

7.47	(3.83)		0.84		4.09		18,847	147
8.25	9.16		0.86		3.98		8,420	113
7.93	12.29		0.86		4.40		2,072	119
7.40	(4.59	)(e)	0.87	(f)	4.27	(f)	207	119

7.43	(3.63)		0.59		4.32		30,204	147
8.21	9.46		0.61		4.29		27,302	113
7.86	12.62		0.61		2.70		386	119
7.36	(4.50	)(e)	0.62	(f)	4.39	(f)	10	119

7.43	(3.56)		0.52		4.39		116,094	147
8.21	9.54		0.52		4.31		69,028	113
7.89	12.56		0.53		4.83		15,346	119
7.37	(4.36	)(e)	0.54	(f)	4.49	(f)	10,994	119

See Notes to Financial Statements.	53

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Bond-Debenture Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was organized in 1970 and incorporated under Maryland law on January 23, 1976.

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund has eleven active classes of shares: Class A, C, F, F3, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class C shares redeemed before the first anniversary of purchase. Effective April 30, 2018, Class C shares will convert automatically into Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the tenth anniversary of the month on which the purchase order was accepted. The Fund’s Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Fund’s prospectus. On April 25, 2018, the Fund’s remaining Class B shares converted to Class A shares.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent

Notes to Financial Statements (continued)

pricing services. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends and interest have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2015 through December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

Notes to Financial Statements (continued)

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on foreign currency exchange contracts on the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain (loss) on foreign currency exchange contracts on the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Credit Default Swaps–The Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

Notes to Financial Statements (continued)

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. For the centrally cleared credit default swaps, there was minimal counterparty risk to the Fund, since such credit default swaps entered into were traded through a central clearinghouse, which guarantees against default.

(j)	Mortgage Dollar Rolls–The Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(k)	Total Return Swaps–The Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return

Notes to Financial Statements (continued)

swap declines over the term of the swap, the Fund also may be required to pay an amount equal to that decline in value to their counterparty.

(l)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(m)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(n)	Reverse Repurchase Agreements–The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by the Fund may decline below the repurchase price

For the year ended December 31, 2018, the average interest rate, the amount of interest and the average principal amount for the days borrowed in the period were as follows:

Interest Rate	Average Interest	Amount Borrowed
6.00%	$84,030	$1,867,331

(o)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The

Notes to Financial Statements (continued)

Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments if any on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of December 31, 2018 the Fund had the following unfunded loan commitments:

Claire’s Store, Inc. Revolving Credit	$719,580
Energizer Holdings, Inc. Bridge Term Loan	10,441,000
Mavis Tire Express Services Corp. 1st Lien Delayed Draw Term Loan	2,321,020
Total	$13,481,600

(p)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

Notes to Financial Statements (continued)

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2018 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $500 million	.50%
Next $9.5 billion	.45%
Over $10 billion	.40%

For the fiscal year ended December 31, 2018, the effective management fee was at an annualized rate of .44% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2, R3, R4 and T shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class B(1)	Class C(2)	Class F(3)	Class P	Class R2	Class R3	Class R4	Class T(4)
Service	.15%	.25%	.25%	–	.25%	.25%	.25%	.25%	.25%
Distribution	.05%	.75%	.75%	.10%	.20%	.35%	.25%	–	–

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	Class B closed on April 25, 2018.
(2)	The Rule 12b-1 fee the Fund pays on Class C shares is a blended rate based on 1.00% of the Fund’s average daily net assets attributable to Class C shares held for less than one year and .80% (.25% service, .55% distribution) of the Fund’s average daily net assets attributable to Class C shares held for one year or more. All Class C shareholders of the Fund will bear Rule 12b-1 fees at the same rate.

Notes to Financial Statements (continued)

(3)	The Class F share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Fund’s prospectus.
(4)	Class T shares closed on July 24, 2018.

Class F3, I, R5 and R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended December 31, 2018:

Distributor Commissions	Dealers’ Concessions
$478,139	$3,132,603

Distributor received CDSCs of $126,286 and $184,126 for Class A and Class C shares, respectively, for the fiscal year ended December 31, 2018.

One Director and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2018 and 2017 were as follows:

	Year Ended 12/31/2018	Year Ended 12/31/2017
Distributions paid from:
Ordinary income	$649,203,158	$532,570,486
Net long-term capital gains	138,554,337	–
Total distributions paid	$787,757,495	$532,570,486

As of December 31, 2018, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$9,437,213
Total undistributed earnings	9,437,213
Temporary differences	(152,900,421)
Unrealized losses – net	(610,107,653)
Total accumulated losses – net	$(753,570,861)

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $150,881,071 during the fiscal year ended December 31, 2018.

Notes to Financial Statements (continued)

As of December 31, 2018, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$13,791,901,223
Gross unrealized gain	119,635,428
Gross unrealized loss	(729,725,169)
Net unrealized security loss	$(610,089,741)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, other financial instruments, amortization of premium and wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2018 were as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
$7,117,708,459	$14,241,569,192	$6,066,803,032	$13,217,301,951

*	Includes U.S. Government sponsored enterprises securities.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2018, the Fund engaged in cross-trades purchases of $21,448,939 and sales of $122,967,593 which resulted in net realized gains of $727,810.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2018 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

The Fund entered into U.S. Treasury futures contracts for the fiscal year ended December 31, 2018 (as described in note 2(h)) to economically hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The Fund entered into credit default swaps for the fiscal year ended December 31, 2018 (as described in note 2(i)) to economically hedge credit risk. Credit default swaps involve the exchange

Notes to Financial Statements (continued)

of a fixed rate premium for protection against the loss in value of an underlying security within the index in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. For the centrally cleared credit default swaps, there is minimal counterparty credit risk to the Fund since these credit default swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

As of December 31, 2018, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts
Centrally Cleared Credit Default Swap Contracts(1)	–	–	$6,508,026	–
Total Return Swap Contracts(2)	–	–	–	$981,808
Forward Foreign Currency Exchange Contracts(3)	–	$66,815	–	–
Futures Contracts(4)	$29,880,039	–	–	–

Liability Derivatives
Credit Default Swap Contracts(5)	–	–	$54,193,971	–
Futures Contracts(4)	$60,658,322	–	–	–
Forward Foreign Currency Exchange Contracts(6)	–	$2,682,711	–	–

(1)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(2)	Statement of Assets and Liabilities location: Total return swaps, at fair value.
(3)	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(4)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(5)	Statement of Assets and Liabilities location: Credit default swap agreements payable, at fair value.
(6)	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

Notes to Financial Statements (continued)

Transactions in derivative instruments for the fiscal year ended December 31, 2018, were as follows:

	Interest	Foreign
	Rate	Currency	Credit	Equity
	Contracts	Contracts	Contracts	Contracts
Net Realized Gain (Loss)
Credit Default Swaps Contracts(1)	–	–	$5,856,417	–
Forward Foreign Currency Exchange Contracts(2)	–	$18,439,734	–	–
Futures Contracts(3)	$71,052,013	–	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swaps Contracts(4)	–	–	$(1,719,866)	–
Forward Foreign Currency Exchange Contracts(5)	–	$880,506	–	–
Futures Contracts(6)	$(26,437,560)	–	–	–
Total Return Swaps Contracts(4)	–	–	–	$981,808
Average Number of Contracts/Notional Amounts*
Credit Default Swaps Contracts(7)	–	–	$1,815,705,238	–
Total Return Swap Contracts(7)	–	–	–	$6,888,462
Forward Foreign Currency Exchange Contracts(7)	–	$421,287,209	–	–
Futures Contracts(8)	33,478	–	–	–

*	Calculated based on the number of contracts or notional amounts for the year ended December 31, 2018.
(1)	Statements of Operations location: Net realized gain on swap contracts.
(2)	Statements of Operations location: Net realized gain on foreign currency exchange contracts.
(3)	Statements of Operations location: Net realized gain on futures contracts.
(4)	Statements of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(5)	Statements of Operations location: Net change in unrealized appreciation/depreciation on foreign currency exchange contracts.
(6)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(7)	Amount represents notional amounts in U.S. dollars.
(8)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between the Fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Notes to Financial Statements (continued)

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$66,815	$–	$66,815
Total Return Swaps Contract	981,808	–	981,808
Repurchase Agreement	20,725,575	–	20,725,575
Total	$21,774,198	$–	$21,774,198

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$20,725,575	$–	$–	$(20,725,575)	$–
Goldman Sachs	605,085	(605,085)	–	–	–
J.P. Morgan Chase	264,231	(264,231)	–	–	–
Morgan Stanley	147,655	(147,655)	–	–	–
Toronto Dominion Bank	31,652	(31,652)	–	–	–
Total	$21,774,198	$(1,048,623)	$–	$(20,725,575)	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Credit Default Contracts	$54,193,971	$–	$54,193,971
Forward Foreign Currency Exchange Contracts	2,682,711	–	2,682,711
Reverse Repurchase Agreement	1,783,301	–	1,783,301
Total	$58,659,983	$–	$58,659,983

	Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Pledged(a)	Pledged(a)	Amount(c)
Credit Suisse	$8,569,542	$–	$(8,569,542)	$–	$–
Deutsche Bank	6,655,603	–	(6,650,000)	–	5,603
Goldman Sachs	6,064,610	(605,085)	(5,459,525)	–	–
J.P. Morgan Chase	2,957,143	(264,231)	(1,060,000)	–	1,632,912
Morgan Stanley	31,730,374	(147,655)	(31,582,719)	–	–
State Street Bank and Trust	846,630	–	(510,000)	–	336,630
Toronto Dominion Bank	1,836,081	(31,652)	(1,570,000)	–	234,429
Total	$58,659,983	$(1,048,623)	$(55,401,786)	$–	$2,209,574

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2018.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of December 31, 2018.

Notes to Financial Statements (continued)

8.	DIRECTORS’ REMUNERATION

The Fund’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

During the period ended August 8, 2018, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participated in a syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. During the period ended August 8, 2018, the Fund did not utilize the Facility.

For the period August 9, 2018 through December 20, 2018, the Participating Funds entered into an amended syndicated line of credit facility with various lenders for $1.06 billion (the “Syndicated Facility”), whereas SSB participates as a lender and as agent for the lenders. Under the Syndicated Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings. Effective December 21, 2018, the Participating Funds entered into an amended Syndicated Facility with various lenders for $1.1 billion based on the same terms as described above.

Effective August 9, 2018, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility,” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one- third of Fund assets. The Facilities are to be used for temporary or emergency purposes to satisfy redemption requests and manage liquidity.

For the period from August 9, 2018 through December 31, 2018, the Fund did not utilize the Facilities.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund

Notes to Financial Statements (continued)

Lending Program”). The SEC exemptive order allows the Fund to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended December 31, 2018, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities and to the changing prospects of individual companies and/or sectors in which the Fund invests. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”), in which the Fund may substantially invest. Some issuers, particularly of high-yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield securities are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

The Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

The mortgage-related and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income, and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. In addition, the Fund may invest in non-agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises.

Notes to Financial Statements (continued)

The Fund may invest up to 20% of its net assets in equity securities, the value of which fluctuates in response to movements in the equity securities markets in general, the changing prospects of individual companies in which the Fund invests, or an individual company’s financial condition.

The Fund may invest in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities and the market for convertible securities may be less liquid than the markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. Losses may also arise from the failure of a derivative counterparty to meet its contractual obligations. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest up to 15% of its net assets in floating rate or adjustable rate senior loans, including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Fund invests may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. In addition, senior loans may be subject to structural subordination.

These factors can affect the Fund’s performance.

Notes to Financial Statements (continued)

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	89,042,771	$715,517,851	130,421,720	$1,062,666,423
Converted from Class B*	725,710	5,954,085	5,005,101	40,753,976
Converted from Class C**	42,540,947	341,584,436	–	–
Reinvestment of distributions	32,122,488	253,143,937	23,671,425	193,498,676
Shares reacquired	(139,461,180)	(1,109,191,945)	(152,458,116)	(1,239,565,300)
Increase	24,970,736	$207,008,364	6,640,130	$57,353,775

Class B Shares
Shares sold	350	$1,372	157,434	$1,272,177
Reinvestment of distributions	3,780	31,162	109,093	889,855
Shares reacquired	(84,851)	(694,589)	(966,972)	(7,862,216)
Converted to Class A*	(723,417)	(5,954,085)	(4,987,084)	(40,753,976)
Decrease	(804,138)	$(6,616,140)	(5,687,529)	$(46,454,160)

Class C Shares
Shares sold	31,268,208	$251,885,686	41,611,419	$340,570,323
Reinvestment of distributions	9,385,524	74,297,016	8,313,336	68,129,835
Shares reacquired	(51,447,004)	(411,326,771)	(61,659,318)	(502,939,276)
Converted to Class A**	(42,435,232)	(341,584,436)	–	–
Decrease	(53,228,504)	$(426,728,505)	(11,734,563)	$(94,239,118)

Class F Shares
Shares sold	253,719,826	$2,036,261,266	376,928,985	$3,064,862,711
Reinvestment of distributions	25,443,252	200,126,782	17,965,603	146,757,467
Shares reacquired	(226,304,503)	(1,785,567,950)	(263,911,211)	(2,168,609,611)
Increase	52,858,575	$450,820,098	130,983,377	$1,043,010,567

Class F3 Shares(a)
Shares sold	94,593,905	$756,207,322	134,987,915	$1,110,817,647
Reinvestment of distributions	11,496,201	89,940,220	2,005,568	16,481,862
Shares reacquired	(32,893,600)	(259,525,702)	(3,822,127)	(31,457,352)
Increase	73,196,506	$586,621,840	133,171,356	$1,095,842,157

Class I Shares
Shares sold	54,051,383	$431,982,693	86,548,200	$710,918,084
Reinvestment of distributions	7,780,452	61,042,373	3,413,127	27,821,715
Shares reacquired	(63,691,245)	(502,420,870)	(20,418,964)	(166,070,091)
Increase (decrease)	(1,859,410)	$(9,395,804)	69,542,363	$572,669,708

Class P Shares
Shares sold	249,640	$2,045,598	567,197	$4,718,360
Reinvestment of distributions	146,936	1,187,883	204,932	1,711,749
Shares reacquired	(1,948,530)	(16,225,112)	(1,478,406)	(12,360,600)
Decrease	(1,551,954)	$(12,991,631)	(706,277)	$(5,930,491)

Notes to Financial Statements (concluded)

	Year Ended December 31, 2018		Year Ended December 31, 2017
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	365,702	$2,951,667	716,109	$5,790,307
Reinvestment of distributions	30,106	237,641	24,247	198,610
Shares reacquired	(629,724)	(5,053,425)	(313,038)	(2,547,617)
Increase (decrease)	(233,916)	$(1,864,117)	427,318	$3,441,300

Class R3 Shares
Shares sold	4,877,246	$39,068,672	6,926,590	$56,141,762
Reinvestment of distributions	1,121,177	8,808,906	784,980	6,408,309
Shares reacquired	(3,945,159)	(31,669,016)	(5,488,388)	(44,396,572)
Increase	2,053,264	$16,208,562	2,223,182	$18,153,499

Class R4 Shares
Shares sold	2,255,095	$18,064,121	931,435	$7,342,108
Reinvestment of distributions	84,687	662,989	19,728	161,790
Shares reacquired	(837,046)	(6,630,028)	(192,083)	(1,554,649)
Increase	1,502,736	$12,097,082	759,080	$5,949,249

Class R5 Shares
Shares sold	1,820,043	$14,564,194	3,759,364	$30,034,372
Reinvestment of distributions	243,244	1,907,052	148,299	1,207,888
Shares reacquired	(1,324,437)	(10,494,608)	(633,158)	(5,143,854)
Increase	738,850	$5,976,638	3,274,505	$26,098,406

Class R6 Shares
Shares sold	12,151,378	$97,535,616	7,495,631	$60,862,794
Reinvestment of distributions	701,225	5,482,843	174,435	1,423,439
Shares reacquired	(5,638,275)	(44,812,345)	(1,208,481)	(9,776,672)
Increase	7,214,328	$58,206,114	6,461,585	$52,509,561

Class T Shares(b)
Shares sold	–	$–	1,218	$10,000
Reinvestment of distributions	27	220	29	236
Shares reacquired	(1,274)	(10,229)	–	–
Increase (decrease)	(1,247)	$(10,009)	1,247	$10,236

*	Automatic conversion of Class B shares occurred on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Class B shares were closed on April 25, 2018.
**	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the tenth anniversary of the day on which the purchase order was accepted.
(a)	Shares commenced on April 4, 2017.
(b)	Shares commenced on July 28, 2017.

Report of Independent Registered Public Accounting Firm

To the shareholders and Board of Directors of Lord Abbett Bond-Debenture Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Lord Abbett Bond-Debenture Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 28, 2019

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is director/trustee of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 61 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 61 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: None. Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016); CEO of Tullis Health Investors-FL LLC. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine, Inc. (since 2018), and electroCore, Inc. (since 2018).

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Robert A. Lee (1969)	Executive Vice President	Elected in 2016	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 2004.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected in 2018	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

Robert S. Clark (1975)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2010.

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Christopher J. Gizzo (1986)	Vice President	Elected in 2018	Managing Director and Portfolio Manager, joined Lord Abbett in 2008.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner, Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Andrew H. O’Brien (1973)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 1998.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected in 2007	Partner and General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014 and was formerly Director at UBS Global Asset Management (2005–2014).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Taxation, joined Lord Abbett in 2003.

Please call 888–522–2388 for a copy of the statement of additional information, which contains further information about the Fund’s Directors. It is available free upon request.

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Fund or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmarks. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended August 31, 2018. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-, three-, five-, and ten-year periods. The Board

Approval of Advisory Contract (continued)

further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that

Approval of Advisory Contract (concluded)

the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

3% of the ordinary income distributions paid by the Fund during the year ended December 31, 2018 is qualified dividend income. For corporate shareholders, 3% of the Fund’s ordinary income distributions qualified for the dividend received deduction.

Additionally, of the distribution paid to the shareholders during the fiscal year ended December 31, 2018, $66,246,138 and $138,554,337, respectively, represent short-term capital gains and long-term capital gains.

For foreign shareholders, 96% of the net investment income distributions paid by the Fund during the fiscal year ended December 31, 2018 represents interest-related dividends.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by		LABD-2
LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Bond-Debenture Fund, Inc.	(2/19)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2018 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2018 and 2017 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2018	2017
Audit Fees {a}	$76,800	$76,800
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	76,800	76,800

Tax Fees {b}	12,046	12,014
All Other Fees	- 0 -	- 0 -

Total Fees	$88,846	$88,814

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2018 and 2017 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2018 and 2017 were:

	Fiscal year ended:
	2018	2017
All Other Fees {a}	$200,339	$201,416

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2018 and 2017 were:

	Fiscal year ended:
	2018	2017
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT BOND-DEBENTURE FUND, INC.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 28, 2019

By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 28, 2019

By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: February 28, 2019